For International Diversification


DELAWARE GROUP
Global &
International Funds

(VARIOUS PHOTOS DEMONSTRATING SERVICE AND
GUIDENCE, PROFESSIONAL MANAGEMENT AND GOALS)

service and guidance

professional management

 1996
Annual
Report

goals

International Equity Fund

Global Bond Fund

Global Assets Fund

Emerging Markets Fund

DELAWARE
GROUP

 A Commitment
 To Our
 Investors


The Delaware Group investing tradition dates back to 1929. We have a distinguished history of helping individuals and institutions -- including some of the world's largest public and private pension funds -- reach their financial goals.
         Headquartered in Philadelphia, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London, a global finance center for more than three centuries.
         Today Delaware Group offers a full range of domestic and international investments. We also manage annuity investments, closed-end funds, and offer retirement plan services for individuals and global organizations.
         Delaware manages more than $32 billion in mutual fund assets and institutional advisory accounts, including $4.5 billion in international investments. We're part of a global financial services and investment management business owned by Lincoln National Corp., whose subsidiaries manage more than $100 billion in assets, with operations in Europe, Latin America and the Far East.

 (PHOTO OF GLASSES, PEN AND KEYBOARD)

 A TRADITION OF SOUND INVESTING

 international
 diversification

 Global & International
 Funds' Objectives

 International Equity Fund
 To seek long-term growth without undue risk to principal by investing primarily in international equities with the potential for capital appreciation and income.

 Global Bond Fund
 To seek current income consistent with the preservation of principal by investing primarily in international bonds that may also provide the potential for capital appreciation.

 Global Assets Fund
 To seek long-term total return by investing in securities, including U.S. stocks and bonds and foreign stocks and bonds, which, in the Manager's or Sub-Adviser's opinion, will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth.

 Emerging Markets Fund
 To seek capital appreciation by investing primarily in equity securities of issuers located or operating in emerging market countries.

 (PHOTO OF ILLUSTRATION FROM GLOBAL AND INTERNATIONAL FUND SALES BROCHURE)

 commitment
 professional management

 professional management

 More Than 68 Years Of Investment Experience has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.

 (VARIOUS PHOTOS DEMONSTRATING SERVICE AND GUIDANCE, PROFESSIONAL
 MANAGEMENT AND GOALS)

 goals



 goals

 Whatever Your Goals,
 the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.

 service and guidance

 service and guidance

 Delaware Believes That The Guidance of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

--------------------------------------------------------------------------------
December 16, 1996

Dear Shareholder:

(PHOTO OF WAYNE A. STORK, CHAIRMAN)

DELAWARE INTERNATIONAL'S CONSISTENT, INCOME-ORIENTED APPROACH FOR EVALUATING STOCKS AND BONDS ACROSS THE WORLD HELPED ALL OF OUR INTERNATIONAL FUNDS OUTPERFORM THE AVERAGE OF THEIR PEERS IN 1996.

Many overseas equity markets provided attractive returns in fiscal 1996 as interest rates declined around the globe. International bond markets, meanwhile, provided results superior to fixed-income investments in the U.S.
         We are pleased that each of Delaware's four global and international funds outperformed the average of its peers as of November 30, 1996, as shown on page 2.
         This year we marked two important milestones. International Equity Fund completed its fifth year of operation and provided the highest annual return in its history. Delaware also introduced an Emerging Markets Fund that has thus far held up admirably in the face of short-term global market volatility.

         Your portfolio managers rely on a consistent, income-oriented approach to evaluate stocks and bonds across the globe. During 1996, this was especially helpful in the United Kingdom and "dollar-based" economies -- countries such as Australia that use a local "dollar" as the basic unit of currency. Generally, these countries enjoyed low inflation, helping both bonds and stocks.
         Five years after the collapse of the Soviet Union, most of the world is in the midst of an economic Renaissance. We are enjoying an unprecedented period of growth in free market economies. Governments in both established and emerging countries are reforming fiscal policy and privatizing state-run enterprises.
         This year in the U.S., the stock market provided robust returns despite a passing fear of inflation that evaporated as economic growth slowed.
         Historically, there has been limited direct correlation between the performance of U.S. markets and those overseas. For U.S. investors, this provides an opportunity because an investment program that combines domestic and foreign securities may be less volatile than either investment alone.

                               1996 annual report
                                                                               1

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                      One Year               Five Years
                                       Periods Ended November 30, 1996
--------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND A CLASS +24.22% +12.52%
 Lipper International Equity Fund Average +14.52% (322 funds) +11.71% (71 funds) Morgan Stanley Europe Australia Far East (EAFE) Index +12.09% +7.74%
--------------------------------------------------------------------------------
                                      One Year             Lifetime
                                     Periods Ended November 30, 1996
 GLOBAL BOND FUND A CLASS             +14.35%               +17.21%
 Lipper General World Income
 Fund Average                         +13.21% (124 funds)   +14.94% (104 funds)
 Salomon Brothers World Government
 Bond Index                           +11.47%               +15.41%
--------------------------------------------------------------------------------
 GLOBAL ASSETS A CLASS                +18.17%               +20.70%
 Lipper Global Flexible
 Portfolio Average                    +16.03% (73 funds)    +16.40% (54 funds)
 Morgan Stanley World Index           +19.24%               +19.02%
--------------------------------------------------------------------------------
 EMERGING MARKETS FUND A CLASS                               -0.30%
 Lipper Emerging Markets Fund Average                        -2.05% (110 funds)
 Morgan Stanley Emerging Markets Index                       -4.62%
--------------------------------------------------------------------------------
Results are at net asset value and assume reinvestment of dividends and capital gains, if any. For complete performance information, see pages 8 to 11. Performance for the Emerging Markets Fund are aggregate results for the very short time period since June 10, 1996, and should not be viewed as representative of long-term results. The Morgan Stanley World Index includes U.S. stock market performance. All returns stated in U.S. dollars.

discipline

         International diversification cannot eliminate risk, of course. The value of currencies fluctuates, and the world has diverse political systems, accounting standards and securities laws. Your Funds' portfolio managers take these risk factors into account when selecting securities.
         Investing overseas is a long-term commitment, and investors should take a "long view" of world progress. We are fortunate to be living at a time when the world is benefiting from the sacrifices made earlier in the 20th century. For mutual fund investors with vision and patience, the next millennium could offer a wide variety of investments with capital appreciation and income potential. Delaware will be there, seeking out these opportunities.

Sincerely,

Wayne A. Stork

Wayne A. Stork
Chairman, President and Chief Executive Officer

                               1996 annual report
2

Portfolio Managers' Review

International Equity Fund

Investment Strategy
International Equity Fund invests for long-term growth using a "value" style. We typically buy dividend-paying stocks in established markets with a four- to five-year investment horizon in mind. The Fund looks for companies whose stocks we believe

WE GENERALLY FAVORED BANKING, INDUSTRIAL, UTILITY AND NATURAL RESOURCE COMPANIES THAT MET OUR DIVIDEND-ORIENTED INVESTMENT GUIDLINES.

offer superior long-term capital appreciation and income potential after taking into account the potential effects of a country's currency fluctuations, inflation, local economy and political issues.

Our Country Allocation Augmented Returns
During the past year, your Fund held an above-average concentration of stocks of companies based in the United Kingdom and other Western Europe countries.
This positioning served shareholders well.
         London's unmanaged Financial Times-Stock Exchange (FT-SE) 100 Index, a United Kingdom market benchmark, rose +16.33% in U.S. dollar terms, significantly more than the unmanaged Morgan Stanley Europe Australia Far East
(EAFE) Index, a benchmark of stocks in established global markets outside the U.S.
         The EAFE Index was affected by the weak performance of the Japanese stock market during the second half of fiscal 1996. Japan's financial sector is still grappling with the effects of the early 1990s recession, and recent economic growth has been less than expected.
         Your Fund benefited from the fact that only 12.4% of net assets were invested in Japan (compared to 34.7% of the EAFE Index) as of November 30, 1996. As of this writing, we still believe that the capital appreciation potential of the Japanese market is


Stocks In Europe
Made Up More Than Half of Your Fund's Portfolio
(November 30, 1996)

                           International Equity Fund   Morgan Stanley EAFE Index
United Kingdom             26.9%                       18.5%
Japan                      12.4%                       34.7%
Australia/New Zealand      13.8%                        3.4%
Hong Kong/Other Pacific     9.0%                        7.7%
Spain                       6.2%                        2.1%
France                      7.9%                        6.9%
Other Western Europe       14.1%                       26.8%



                               1996 annual report
limited. We did find some stocks that met our value criteria, however. One example, Matsushita Electrical Industrial Corp., which markets Panasonic brand consumer electronics in the U.S., was one of our top 10 holdings at year's end.
         Returns from any portfolio of international stocks are influenced by three primary factors - circumstances in a particular country's market, a fund manager's choice of stocks and the relationship of the local currency to the investor's home currency, in our case the U.S. dollar.
         In 1996, your Fund helped protect the dollar value of its holdings by purchasing currency contracts in five countries, including Japan and Germany. When the U.S. dollar rose in value against the yen and deutschemark this year, the rise in the value of our currency contracts more than offset the decline in the U.S. dollar value of our Japanese and European stocks.
         Around the world, we generally favored banking, industrial, utility and natural resource companies that met our dividend-oriented and growth investment goals. More than half of the portfolio was invested in Western Europe, a region we believe offers superior values for investors. We added to our holdings in France and Spain, where we believe government reform and interest rate cuts may spur economic growth.
         Our Fund's stock selection criteria led us to many large diversified multinational companies. Australian National Bank, your Fund's largest holding (3.6% of net assets), owns Michigan National Bank, a large lender in the Midwest, for example.
         One company we added in 1996 was Boots Co. plc, a retail drug store chain that occupies a leading market position in Britain that's analogous to RiteAid Corp.'s position in the U.S. Boots (2.7% of net assets) has been expanding in Europe and selling off non-core businesses.

OUTLOOK
In the coming months, the Fund expects to maintain a higher concentration of stocks in selected Western European countries than the Morgan Stanley EAFE Index. We are likely to continue to underweight Japan. Interest rates in Japan are more likely to rise than not, and in

(Photo of family on beach)

Q. Why is it important to consider a country's inflation rate when investing abroad?
A. High inflation can reduce the value of a country's currency relative to the U.S. dollar. That can reduce returns on foreign stocks and bonds for U.S. investors.

                               1996 annual report
4
our opinion there are no clear signs that the Japanese economy is poised for a sustained expansion.

         In the early 1990s in the U.S., many companies restructured operations to become more competitive and increase returns for shareholders. A similar process is underway in several European countries, notably France and Germany. Central banks in several European countries, meanwhile, are making it easier for businesses to expand by reducing interest rates.

         Despite the short-term negative effect that Federal Reserve Board chairman Alan Greenspan's December comments had on some overseas markets, we believe international markets generally do not move "in sync" with the U.S. In our opinion, as the U.S. economy slows in 1997, superior values and capital appreciation potential may be found overseas.

Gobal Bond Fund Portfolio Highlights
November 30, 1996
-----------------------------------------------------------------------------
30-Day Yield                                   4.82%*
Region of Highest Concentration
    Western Europe                41.6% of net assets
Average Effective Duration                  4.2 years
Average Effective Maturity                  5.3 years
Average Quality                                   AAA

*For Class A shares, measured according to Securities and Exchange Commission guidelines. Thirty-day SEC yield was 4.34% for Class B and Class C shares as of November 30, 1996.

Global Bond Fund

Investment Strategy
Global Bond Fund relies on real income potential as a key measure of value when selecting bonds around the world. Our research focuses on long-term factors that can be analyzed with reasonable certainty and which we believe will have a fundamental effect on long-term returns, such as inflation trends.

         The Funds' portfolio managers place great importance on quality and select only those bonds rated A or better by rating agencies. Generally, the Fund's holdings will have an average maturity in the five- to 10-year range, which we believe offers attractive income potential relative to the risk to principal from fluctuating interest rates.

International Bonds Outperformed US Bonds
There was a world of contrast between the performance of the U.S. bond market and that of overseas bond markets in fiscal 1996. While income was the dominant component of total return from domestic bonds, selected European government bonds provided substantial capital appreciation.

         As of November 30, 1996, the yield on 30-year U.S. Treasury Bonds was 6.36%, about 0.25% higher than a year earlier. From February to


                               1996 annual report
mid-summer, U.S. investors were preoccupied with a fear of inflation which proved unjustified, as U.S. economic growth slowed, consumer spending remained tepid and American voters endorsed the "status quo."
         Global Bond Fund reduced its exposure to U.S. bonds during the fall of 1995 after benefiting from the strongest price rally in the U.S. market in a decade. This positioning, coupled with positive returns from our holdings in selected European bonds, helped your Fund mitigate the effect of rising interest rates in the U.S. and outperform the unmanaged Salomon Brothers World Government Bond Index.
         During the year, the U.S. dollar rose in value against many currencies, notably the Japanese yen. This had a negative effect on investment returns from some markets. Your Fund's performance benefited from not having any Japanese bonds during fiscal 1996, and we expect to continue to avoid this market in 1997.

Outlook
In recent months, we have continued to emphasize bonds denominated in non-U.S. dollar currencies that is, countries such as Canada and New Zealand whose basic unit of exchange is a local "dollar." As you can see from the yield comparison chart, long-term Canadian bonds offered between 40 and 70 basis points (0.40% to 0.70%) of additional yield at year's end, relative to comparable maturity U.S. Treasuries.
         At year's end, your Fund held more Canadian bonds than those of any other country (see page 21). In Europe, we also had substantial holdings of German and Danish bonds. Many European countries have tight fiscal policies in place so they can qualify for the forthcoming European Monetary Union, and this has helped the European bond market.


We Search the World For High Income Potential
(Yields Measured in U.S. Dollars)

                                    U.S. Treasuries          Danish Government     German Government          Canadian Government
                                                             Bonds                 Bonds                      Bonds
3 Month                             4.99%                    5.23%                 5.34%                      5.24%
6 Month                             5.19%                    4.47%                 5.43%                      5.40%
1 Year                              5.42%                    5.06%                 5.67%                      5.61%
2 Year                              5.68%                    5.74%                 5.86%                      5.80%
3 Year                              5.79%                    5.81%                 5.98%                      5.85%
5 Year                              5.96%                    6.24%                 5.85%                      5.96%
10 Year                             6.19%                    7.12%                 6.55%                      6.61%
30 Year                             6.47%                    7.82%                 7.10%                      7.17%



yield                             maturity

The above illustration is not intended to represent the yield of Global Bond Fund. Past performance does not guarantee future results. Unlike U.S. Treasuries, foreign bonds have currency, political and economic risks and are not guaranteed by the U.S. government.

Canadian, German and Danish bonds each provided higher yields in U.S. dollars for U.S. investors as of November 30, 1996. Bonds from these three countries represented more than one-third of your Fund's net assets at year's end.

                               1996 annual report
6

         A country's politics affect the returns of any government bond investment. Fiscal 1996 may have been a watershed year for the U.S., given the Federal Reserve's successful anti-inflation monetary policy and the apparent consensus among elected leaders regarding welfare and other fiscal policies.
         However, we believe better bond values can generally be found abroad at the present time, even after factoring in overseas currency fluctuations. During November, U.S. bond prices rose substantially and we took advantage of the strong performance to reduce our position. At month's end, U.S. high-yield bonds and cash represented 12.3% of the Fund's net assets.

Global Assets Fund

Investment Strategy
Global Assets Fund has provided a strong total return in fiscal 1996 that resulted from the Fund's ability to diversify among four asset classes in both the U.S. and foreign markets. More than half the Fund's net assets were invested abroad at year's end. We believe our stock and bond mix gave the Fund the performance characteristics of a global "balanced fund."
         Using the same income-oriented approach as International Equity Fund and Global Bond Fund, we are able to compare stocks to bonds within a country as well as across countries with a consistent yardstick. And, of course, we take inflation into account when we evaluate both U.S. and foreign stocks and bonds. From this we can evaluate what countries and what asset classes offer the most attractive risk/reward profile.

* International Stocks
Following the same strategy as the International Equity Fund (see page 3), Global Assets had a high concentration of stocks in Europe, particularly in the United Kingdom. These markets outperformed others, and our stock selections did exceptionally well. During the year, the Fund added to its holdings in Spain and France and reduced its stake in Belgian stocks, a market that more than met our expectations and where selected stocks appear to be fully valued. Our largest holding at year's end was Powergen plc, a major electric utility in Britain that also owns oil and gas interests in the North Sea.

Stocks Make Up More Than Half
of Global Assets' Portfolio
Asset Mix November 30, 1996

Foreign Stocks                             U.S. Stocks              Foreign Bonds               U.S. High-Yield Bonds        Cash
33.7%                                      23.2%                    22.7%                       7.6%                         12.8%


(Pie Chart Goes Here)


                               1996 annual report

* U.S. Stocks
We focus on stocks that have strong potential to increase dividends, and in recent months have been emphasizing global consumer growth companies in industries such as financial services, food processing, tobacco and pharmaceuticals. Some of our selections have enjoyed substantial price appreciation during the year as concern over possible government regulatory actions abated.

WE ARE ABLE TO COMPARE STOCKS TO BONDS WITHIN A COUNTRY AS WELL AS ACROSS COUNTRIES WITH A CONSISTENT YARDSTICK.

         Generally, the stocks of larger U.S. companies outperformed the stocks of smaller companies during 1996, partly because more investors sought "quality" businesses that have the potential to report higher earnings even if the U.S. economy should slow. Your Fund's largest domestic stock holding was American International Group, an insurance company we believe stands to benefit from growth overseas.
         We focus on companies that we believe are well-positioned to increase dividends, particularly consumer growth stocks. Since 1970, according to Smith Barney, consumer growth companies have increased dividends to a greater degree and their stocks have generally provided greater capital appreciation potential than the stocks of companies whose profits are tied to the cyclical fortunes of the U.S. economy.

* Global Bonds
The Fund's holdings include high-quality foreign government and corporate bonds managed in the same style as Global Bond Fund.
         We have substantial holdings of New Zealand bonds, a country where we believe inflation is likely to remain low and which offers the best long-term value within the "dollar block" countries that is, those non-U.S. countries such as New Zealand and Canada that also denominate their currency in dollars.
         In Europe, we believe the bond markets providing the best value are those in Sweden, Italy, Spain and Denmark, and have emphasized these markets in our portfolio. Overall, we will remain focused on bonds in established markets, although we expect to generally avoid Japanese bonds, a market we believe is overvalued.


                               1996 annual report
8

* High-Yield U.S. Bonds
High-yield bonds have outperformed other segments of the U.S. bond market since November and contributed significantly to your Fund's investment income during the year.
         As U.S. economic growth has slowed, we have modestly shifted our focus to the highest quality tier (bonds rated BB) within the high-yield market. As of year's end, the average effective maturity of our high-yield bonds was 6.7 years, with an effective duration of 4.4 years. While companies that issue bonds with this rating generally have a stronger ability to meet interest payments and repay principal than those whose bonds have lower ratings, such bonds are also more sensitive to changes in interest rates than other high-yield bonds.
         During the year, our high-yield bonds provided income that contributed to your Fund's performance. Meanwhile, high-yield bond principal values were generally more stable than U.S. Treasury bonds with comparable maturities.
         Historically, the income generated by high-yield bonds has more than compensated many investors for the added risks that are not present in U.S. Treasuries, which are guaranteed. We believe this pattern of outperformance by the high-yield market has the potential to continue in 1997.

(Photo of Desk and Globes)

Outlook
In fiscal 1996, we reduced Global Assets' bond holdings in the U.S. and abroad from 37% of net assets to 30.3% as of November 30, 1996, to more fully participate in the capital appreciation potential of world equity markets.
         While overseas bonds may provide additional capital appreciation in the coming months, we believe that the amount of short-term potential for U.S. bonds is not

WE ARE PLEASED WITH GLOBAL ASSETS FUND'S RESULTS, WHICH HAVE OUTPACED THE AVERAGE OF COMPARABLE MUTUAL FUNDS FOR BOTH THE FUND'S LIFETIME AND FISCAL 1996.

nearly as robust as it was two years ago, when the Fund began operations.
         During the second half of 1996, we allocated 2.2% of the Fund's net assets to stocks in emerging markets to provide an additional element of diversification. This may help the Fund to benefit from the potential for above-average economic growth of regions such as the Pacific Rim.



                               1996 annual report

         Within Global Assets Fund, we utilize our income-oriented investment discipline to evaluate stocks in emerging countries just as we do in established markets.
         Although two years of operation is a short time for a fund that invests worldwide, we are pleased with Global Assets Fund's results, which have outpaced the Lipper average of comparable mutual funds for both the Fund's lifetime and fiscal 1996. We believe the combination of diverse asset classes can make the Fund an attractive choice for investors who want to participate in global growth and income opportunities.

Emerging Markets Fund

Investment Strategy
During the six months Emerging Markets Fund has been operating, we believe it has performed relatively well in the face of lackluster short-term results provided by many developing countries around the globe.
         Since June 1996, we have been building a long-term oriented portfolio that at the fiscal year's end included Russia's largest oil company, a Turkish telecommunications company, South African and Thai banks, Mexican and Egyptian cement companies and a Brazilian elevator manufacturer. Overall, we were invested in more than 60 stocks in 27 countries. Our holdings had an average market capitalization of more than $4 billion.
         We had a greater share of Fund assets in Brazil than any other country (7.6% of net assets) at year end. This reflected our optimism concerning Brazil's growth prospects.
         Some of our holdings trade in the U.S. as American Depository Receipts
(ADRs). ADRs are typically issued by banks who hold a certain amount of the foreign company's stock in trust. An ADR share can represent several shares of a foreign stock.
   Owning ADRs rather than buying the underlying securities directly in a


Emerging Markets Fund: A World of Opportunity
Country/Region Allocation
(November 30, 1996)

South Africa                                     6.2%
Malaysia                                         5.9%
Czech Republic                                   4.0%
Greece                                           4.7%
China (Hong Kong)                                4.7%
Other Pacific Rim  (Indonesia, Australia,
South Korea, Thailand, Philippines)             15.5%
South America (Chile, Peru, Argentina,
Brazil, Uruguay, Venezuela)                     23.9%
Mexico                                           5.7%
Other Europe  (Hungary, Bosnia, Portugal)        6.5%
Russia                                           4.9%
Turkey/Egypt                                     3.3%
India                                            5.1%
U.S. Cash                                        9.6%
                                                 100%

*Hong Kong becomes part of China in June 1997
Chart reflects countries where companies that are Fund holdings have primary operations or investments, not necessarily the markets where securities are listed.

Compared to the Morgan Stanley Emerging Markets Index, at year's end Emerging Markets Fund had a greater concentration of stocks in Latin America, Russia and Eastern Europe and a lower concentration of stocks in Pacific Rim countries such as Malaysia. We were on every continent except Antarctica.

                               1996 annual report
10
foreign market helps your Fund in two ways. It cuts transaction costs since trading can be more expensive in many foreign stock markets than in the U.S. and may increase liquidity, which can help your Fund gain a better price when selling investments.
         Your Fund also owned several closed-end, single country funds such as The India Fund and Five Arrows Chile Investment Trust as of November 30. Again, we believe it can be more efficient for us to invest this way in certain countries. It helps us provide additional diversification.
         As we have done with International Equity Fund, we use a "value" approach to invest in emerging markets. We believe it is important to analyze cash flow and growth of cash flow when evaluating companies in developing countries.
         The risks of investing in emerging markets are considerably greater than investing in established overseas markets, but we believe the potential long-term rewards are greater as well. One should anticipate that the potential fruits of an emerging market investment strategy employed today may not be realized until the 21st century.

value

         In recent years, many U.S. investors, with the help of their financial advisers, have seen the benefits of allocating a portion of their investment dollars overseas in both established and emerging markets. At Delaware, we believe our expertise in both London and Philadelphia, two global centers of finance and commerce for more than 250 years, gives us a unique perspective on an ever-changing world.

ROBERT AKESTER
Delaware International Advisers Ltd.
Emerging Markets Fund

GEORGE H. BURWELL
Delaware Management Company
Global Assets Fund, U.S. Stocks

CLIVE A. GILLMORE
Delaware International Advisers Ltd.
International Equity Fund
Global Assets Fund,
 Asset Allocation
 and International Equities
Emerging Markets Fund

PAUL A. MATLACK
Delaware Management Company
Global Bond Fund
 and Global Assets Fund,
U.S. High-Yield Bonds

IAN G. SIMS
Delaware International Advisers Ltd.
Global Bond Fund
Global Assets Fund, Foreign Bonds


December 16, 1996

                               1996 annual report

Performance Summary

International Equity Fund marked its fifth anniversary on October 31, 1996, and as you can see below, the Fund has done well relative to its peers over its lifetime (with dividends and capital gains reinvested). During the two years since Global Bond and Global Assets Fund have been operating, each Fund has outperformed comparable mutual funds with dividends and capital gains reinvested.

International Equity Fund's Lifetime Performance
Growth of a $10,000 Investment, Distributions Reinvested
October 31, 1991 to November 30, 1996

                   International Equity      Morgan Stanley Europe Australia      Lipper International
                   Fund A                    and Far East Index                   Fund Average
Oct. '91           $ 9,525                    $10,000                             $10,000
Nov. '91           $ 9,192                    $ 9,536                             $ 9,888
Dec-91             $ 9,630                    $10,032                             $10,049
Jan-92             $ 9,773                    $ 9,820                             $10,074
Feb-92             $ 9,735                    $ 9,472                             $10,070
Mar-92             $ 9,496                    $ 8,849                             $ 9,938
Apr-92             $ 9,982                    $ 8,894                             $10,031
May-92             $10,277                    $ 9,491                             $10,221
Jun-92             $ 9,982                    $ 9,044                             $10,112
Jul-92             $ 9,494                    $ 8,815                             $ 9,963
Aug-92             $ 9,437                    $ 9,372                             $10,004
Sep-92             $ 9,458                    $ 9,190                             $ 9,914
Oct-92             $ 9,169                    $ 8,710                             $ 9,783
Nov-92             $ 9,178                    $ 8,795                             $ 9,811
Dec-92             $ 9,489                    $ 8,843                             $ 9,870
Jan-93             $ 9,499                    $ 8,845                             $ 9,885
Feb-93             $ 9,748                    $ 9,114                             $ 9,996
Mar-93             $10,366                    $ 9,912                             $10,278
Apr-93             $10,605                    $10,856                             $10,541
May-93             $10,625                    $11,088                             $10,658
Jun-93             $10,545                    $10,917                             $10,539
Jul-93             $10,896                    $11,301                             $10,718
Aug-93             $11,356                    $11,914                             $11,084
Sep-93             $11,256                    $11,648                             $11,048
Oct-93             $11,688                    $12,009                             $11,325
Nov-93             $11,297                    $10,962                             $11,064
Dec-93             $12,165                    $11,756                             $11,661
Jan-94             $12,936                    $12,756                             $12,091
Feb-94             $12,699                    $12,720                             $11,934
Mar-94             $12,309                    $12,174                             $11,608
Apr-94             $12,824                    $12,694                             $11,801
May-94             $12,618                    $12,624                             $11,774
Jun-94             $12,463                    $12,806                             $11,688
Jul-94             $12,897                    $12,931                             $11,915
Aug-94             $13,310                    $13,240                             $2,166
Sep-94             $12,629                    $12,826                             $11,942
Oct-94             $12,939                    $13,255                             $12,120
Nov-94             $12,339                    $12,622                             $11,651
Dec-94             $12,366                    $12,704                             $11,559
Jan-95             $12,127                    $12,219                             $11,090
Feb-95             $12,235                    $12,187                             $11,096
Mar-95             $12,618                    $12,951                             $11,395
Apr-95             $12,844                    $13,442                             $11,706
May-95             $12,932                    $12,385                             $11,786
Jun-95             $12,823                    $13,055                             $11,782
Jul-95             $13,642                    $13,871                             $12,325
Aug-95             $13,292                    $13,345                             $12,121
Sep-95             $13,391                    $13,609                             $12,277
Oct-95             $13,172                    $13,247                             $12,053
Nov-95             $13,347                    $13,619                             $12,166
Dec-95             $13,790                    $14,171                             $12,488
Jan-96             $14,431                    $14,232                             $12,739
Feb-96             $14,352                    $14,283                             $12,789
Mar-96             $14,577                    $14,590                             $12,991
Apr-96             $14,972                    $15,018                             $13,379
May-96             $14,927                    $14,744                             $13,347
Jun-96             $15,073                    $14,831                             $13,432
Jul-96             $14,610                    $14,401                             $12,969
Aug-96             $15,017                    $14,436                             $13,104
Sep-96             $15,458                    $14,823                             $13,370
Oct-96             $15,741                    $14,675                             $13,279
Nov-96             $16,577                    $15,262                             $13,807

Chart assumes $10,000 invested on October 31, 1991, and includes the effect of the 4.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of International Equity Fund will vary due to differing charges and expenses.


performance

International Equity Fund
Average Annual Total Return Through November 30, 1996
--------------------------------------------------------------------------------

                                  Lifetime         Five Years        One Year
--------------------------------------------------------------------------------
Class A (Est.1991)                 +10.45%          +11.43%            +18.29%
--------------------------------------------------------------------------------
Class B (Est.1994)
 Excluding sales charge             +9.70%                             +23.38%
 Including sales charge             +8.49%                             +19.38%
--------------------------------------------------------------------------------
Class C (Est.1995)
 Excluding sales charge            +22.75%                             +23.39%
 Including sales charge            +22.75%                             +22.39%

                               1996 annual report
12

Global Bond Fund's Lifetime Performance
Growth of a $10,000 Investment, Distributions Reinvested
December 27, 1994 to November 30, 1996

                  Global Bond    Salomon Brothers World      Lipper World
                  Fund A         Government Bond Index       Income Fund Average
Dec-94            $ 9,525        $10,000                     $10,000
Jan-95            $ 9,573        $10,210                     $ 9,989
Feb-95            $ 9,744        $10,471                     $10,083
Mar-95            $ 9,773        $11,093                     $10,263
Apr-95            $10,004        $11,299                     $10,515
May-95            $10,334        $11,616                     $10,826
Jun-95            $10,334        $11,685                     $10,822
Jul-95            $10,540        $11,713                     $10,905
Aug-95            $10,678        $11,310                     $10,882
Sep-95            $10,935        $11,562                     $11,055
Oct-95            $11,155        $11,649                     $11,140
Nov-95            $11,315        $11,780                     $11,299
Dec-95            $11,513        $11,904                     $11,520
Jan-96            $11,545        $11,756                     $11,664
Feb-96            $11,545        $11,696                     $11,480
Mar-96            $11,545        $11,680                     $11,491
Apr-96            $11,588        $11,633                     $11,589
May-96            $11,621        $11,636                     $11,633
Jun-96            $11,795        $11,728                     $11,729
Jul-96            $12,004        $11,953                     $11,858
Aug-96            $12,169        $11,999                     $11,970
Sep-96            $12,358        $12,049                     $12,176
Oct-96            $12,681        $12,274                     $12,389
Nov-96            $12,939        $12,436                     $12,665



Chart assumes $10,000 invested on December 27, 1994, and includes the effect of the 4.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of Global Bond Fund will vary due to differing charges and expenses.

Global Bond Fund
Average Annual Total Return through November 30, 1996
--------------------------------------------------------------------------------
                                              Lifetime         One Year
--------------------------------------------------------------------------------
Class A (Est.1994)                            +14.29%           +8.92%
--------------------------------------------------------------------------------
Class B (Est.1994)
 Excluding sales charge                       +16.47%          +13.51%
 Including sales charge                       +14.66%           +9.51%
--------------------------------------------------------------------------------
Class C (Est.1995)
 Excluding sales charge                       +13.07%          +13.51%
 Including sales charge                       +13.07%          +12.51%

Return and share value for each Fund fluctuates so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Returns for all Funds reflect reinvestment of any distributions and any applicable sales charges as noted below. B and C Class results excluding sales charges assume the investment was not redeemed.

Voluntary expense limitations of 0.95% are in effect for Global Bond Fund and Global Assets Fund. There is a 1.55% expense limitation for International Equity Fund and 1.70% for Emerging Markets Fund. Class B and C of Emerging Markets Fund were initially offered on June 10, 1996.

Class A returns reflect the effect of the current 4.75% maximum front-end sales charge and 12b-1 fees. Class B shares, initially offered September 6, 1994, do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge if redeemed before the end of the sixth year. Class C shares, initially offered on November 29, 1995, have an annual 1% service and distribution fee and a 1% contingent sales charge if redeemed within 12 months of purchase.

Institutional Class shares for each Fund, which are available without sales or asset-based distribution charges only to certain eligible institutional accounts, provided the following returns for the listed period ended November 30, 1996.
                                  Lifetime         Five Years         One Year
International Equity Fund*        +11.78%           +12.79%           +24.68%
Global Bond Fund**                +17.60%             _               +14.68%
Global Assets Fund**              +20.93%             _               +18.38%
Emerging Markets Fund ***          -0.10%             _                  _

 *Initially offered on November 9, 1992. Performance prior to this date is based on Class A performance, adjusted to eliminate the sale charges, but not the asset-based distribution charge.
**Initially offered on December 27, 1994. *** Initially offered June
  10, 1996.
                               1996 annual report

Global Assets Fund's Lifetime Performance
Growth of a $10,000 Investment, Distributions Reinvested
December 27, 1994 to November 30, 1996

                   Global Assets      Salomon Brothers World     Morgan Stanley         Lipper Global Flexible
                   Fund A             Government Bond Index      World Index            Portfolio Average
Dec-94             $ 9,525             $10,000                   $10,000                 $10,000
Jan-95             $ 9,487             $10,210                   $ 9,852                 $ 9,923
Feb-95             $ 9,830             $10,471                   $ 9,998                 $10,037
Mar-95             $10,192             $11,093                   $10,482                 $10,206
Apr-95             $10,413             $11,299                   $10,849                 $10,399
May-95             $10,663             $11,616                   $10,943                 $10,585
Jun-95             $10,817             $11,685                   $10,942                 $10,660
Jul-95             $11,262             $11,713                   $11,491                 $10,935
Aug-95             $11,184             $11,310                   $11,237                 $10,901
Sep-95             $11,436             $11,562                   $11,566                 $11,056
Oct-95             $11,436             $11,649                   $11,386                 $10,972
Nov-95             $11,582             $11,780                   $11,783                 $11,135
Dec-95             $11,880             $11,904                   $12,130                 $11,329
Jan-96             $12,092             $11,756                   $12,352                 $11,514
Feb-96             $12,173             $11,696                   $12,430                 $11,538
Mar-96             $12,223             $11,680                   $12,638                 $11,622
Apr-96             $12,375             $11,633                   $12,938                 $11,807
May-96             $12,447             $11,636                   $12,951                 $11,900
Jun-96             $12,548             $11,758                   $13,018                 $11,906
Jul-96             $12,436             $11,953                   $12,560                 $11,629
Aug-96             $12,630             $11,999                   $12,707                 $11,824
Sep-96             $12,928             $12,046                   $13,206                 $12,111
Oct-96             $13,122             $12,274                   $13,301                 $12,213
Nov-96             $13,687             $12,436                   $14,049                 $12,639

Unlike Global Assets Fund, the unmanaged Morgan Stanley World Index is made up entirely of equities. One-third of the index is U.S. stocks. Only 22% of Global Assets Fund's net assets were U.S. stocks as of November 30, 1996.

Chart assumes $10,000 invested on December 27, 1994, and includes the effect of the 4.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of Global Assets Fund will vary due to differing charges and expenses. performance

Global Assets Fund
Average Annual Total Return through November 30, 1996
--------------------------------------------------------------------------------
                                              Lifetime         One Year
--------------------------------------------------------------------------------
Class A (Est.1994)                            +17.60%          +12.59%
--------------------------------------------------------------------------------
Class B (Est.1994)
 Excluding sales charge                       +19.78%          +17.32%
 Including sales charge                       +18.01%          +13.32%
--------------------------------------------------------------------------------
Class C (Est.1995)
 Excluding sales charge                       +16.74%          +17.33%
 Including sales charge                       +16.74%          +16.33%

See page 13 for important additional information and institutional class performance. Return and share value for each Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

                               1996 annual report
14

Emerging Markets Fund's Initial Performance
Growth of a $10,000 Investment, Distributions Reinvested
June 10, 1996 to November 30, 1996

          Emerging Markets    Lipper Emerging           Morgan Stanley Emerging
          Fund A              Markets Fund Average      Markets Index
Jun-96    $9,525              $10,000                   $10,000
Jul-96    $9,117              $ 9,431                   $ 9,321
Aug-96    $9,516              $ 9,682                   $ 9,527
Sep-96    $9,544              $ 9,743                   $ 9,609
Oct-96    $9,364              $ 9,506                   $ 9,337
Nov-96    $9,496              $ 9,708                   $ 9,505

Many financial professionals suggest that the performance of investments in emerging markets should be evaluated over a period of at least seven years. Performance of Emerging Markets Fund for the initial six-and-a-half months shown here may not be representative of longer term results.

Chart assumes $10,000 invested on June 10, 1996, and includes the effect of the 4.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of Emerging Markets Fund will vary due to differing charges and expenses.


Emerging Markets Fund
Total Return June 10, 1996 through November 30, 1996
--------------------------------------------------------------------------------
                                    Lifetime
--------------------------------------------------------------------------------
Class A (Est.1996)                                             -5.05%
--------------------------------------------------------------------------------
Class B (Est.1996)
 Excluding sales charge                                        -0.60%
 Including sales charge                                        -4.58%
--------------------------------------------------------------------------------
Class C (Est.1996)
 Excluding sales charge                                        -0.60%
 Including sales charge                                        -1.59%

See page 13 for important additional information and institutional class performance. Return and share value for each Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.


                               1996 annual report

Financial Statements
Delaware Group Global & International Funds, Inc. _
International Equity Series
Statement of Net Assets
November 30, 1996

                                                       Number       Market Value
                                                     of Shares        (U.S. $)
                                                   -----------------------------
COMMON STOCK - 91.50%
Australia - 10.16%
Amcor ....................................            510,000        $ 3,153,034
CSR Limited ..............................          1,162,874          3,817,871
National Australia Bank ..................            390,408          4,878,347
Pacific Dunlop ...........................            864,192          1,990,315
                                                                     -----------
                                                                      13,839,567
                                                                     -----------
Belgium - 2.11%
Electrabel ...............................             12,290          2,878,139
                                                                     -----------
                                                                       2,878,139
                                                                     -----------
Canada - 1.41%
BC Telecom ...............................             84,079          1,924,119
                                                                     -----------
                                                                       1,924,119
                                                                     -----------
France - 7.91%
Alcatel Alsthom ..........................             11,531          1,047,831
Campagnie de Saint Gobain ................             26,591          3,821,979
Elf Aquitaine ............................             44,376          3,873,664
Societe Television Francaise .............             20,500          2,020,574
                                                                     -----------
                                                                      10,764,048
                                                                     -----------
Germany - 5.43%
Bayer ....................................             80,090          3,216,821
Continental ..............................            119,500          2,054,252
Siemens ..................................             43,900          2,117,038
                                                                     -----------
                                                                       7,388,111
                                                                     -----------
Hong Kong - 3.19%
Hong Kong Electric .......................            407,000          1,305,432
Wharf Holdings ...........................            587,000          3,036,730
                                                                     -----------
                                                                       4,342,162
                                                                     -----------
Indonesia - 1.72%
PT Bank Dagang Nasional ..................          1,137,500          1,127,801
PT Semen Gresik ..........................            400,000          1,219,618
                                                                     -----------
                                                                       2,347,419
                                                                     -----------
Japan - 12.44%
Amano ....................................            202,000          2,288,802
Canon Electronics ........................            141,000          2,972,333
Eisai ....................................            140,000          2,754,502
Kinki Coca-Cola Bottling .................            183,000          2,491,437
Koito Manufacturing ......................             58,000            419,780
Matsushita Electric ......................            196,000          3,391,481
Senko ....................................            452,000          2,294,739
West Japan Railway .......................                 99            329,565
                                                                     -----------
                                                                      16,942,639
                                                                     -----------
--------
TOP 10 HOLDINGS, REPRESENTING 27.68% OF NET ASSETS, ARE PRINTED IN BLUE.

                                                       Number       Market Value
                                                     of Shares        (U.S. $)
                                                   -----------------------------
COMMON STOCK - (Continued)

Malaysia - 1.94%
Oriental Holdings Berhad .......................         200,000     $ 1,408,785
Sime Darby Berhad ..............................         330,000       1,234,072
                                                                     -----------
                                                                       2,642,857
                                                                     -----------
Netherlands - 6.57%
Elsevier .......................................         148,000       2,520,535
Koninklijke Van Ommeren ........................          36,000       1,564,039
Royal Dutch Petroleum ..........................           9,820       1,654,206
Unilever NV-CVA ................................          18,530       3,203,008
                                                                     -----------
                                                                       8,941,788
                                                                     -----------
New Zealand - 3.62%
Carter Holt Harvey .............................         717,300       1,656,236
Telecom Corp. of New Zealand ...................         619,920       3,273,634
                                                                     -----------
                                                                       4,929,870
                                                                     -----------
Philippines - 0.80%
Philippine Long Distance Telephone
 Company ADR....................................          18,900       1,086,750
                                                                     -----------
                                                                       1,086,750
                                                                     -----------
Singapore - 1.10%
Jardine Matheson Holdings Limited ..............         226,287       1,493,494
                                                                     -----------
                                                                       1,493,494
                                                                     -----------
Spain - 6.20%
Banco Central Hispanoamericano SA ..............         113,452       2,822,079
Iberdrola S.A. .................................         215,000       2,479,173
Telefonica de Espana ...........................         143,500       3,143,384
                                                                     -----------
                                                                       8,444,636
                                                                     -----------
United Kingdom - 26.90%
Bass ...........................................         245,000       3,229,685
Blue Circle Industries .........................         617,000       3,861,741
Boots ..........................................         347,500       3,712,646
British Airways ................................         344,000       3,403,226
British Gas ....................................         835,000       3,069,679
Cable & Wireless ...............................         435,000       3,483,785
GKN ............................................         182,900       3,443,490
Great Universal Stores .........................         275,200       3,176,345
RTZ ............................................         184,700       3,110,685
Taylor Woodrow .................................       1,130,825       2,853,920
Unigate ........................................         446,000       3,275,474
                                                                     -----------
                                                                      36,620,676
                                                                     -----------
Total Common Stock (cost $102,460,048) .........                     124,586,275
                                                                     -----------


                               1996 annual report
16

International Equity Series
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                     Principal     Market Value
                                                      Amount          (U.S. $)
                                                   -----------------------------
REPURCHASE AGREEMENTS - 6.01%
With Chase Manhattan 5.60% 12/2/96 (dated
 11/29/96, collateralized by $2,782,000 U.S. .....
 Treasury Notes 6.125% due 8/31/98 market
 value $2,846,860)  ..............................     $2,782,000     $2,782,000
With JP Morgan Securities 5.60% 12/2/96
 (dated 11/29/96, collateralized by $437,000
 U.S. Treasury Notes 5.75% due 10/31/00
 market value $437,436 and $2,233,000
 U.S. Treasury Notes 6.375% due 3/31/01
 market value $2,300,659) ........................      2,680,000      2,680,000
With PaineWebber 5.60% 12/2/96 (dated
 11/29/96, collateralized by $2,719,000
 U.S. Treasury Notes 6.125% due 8/31/98
 market value $2,781,902) ........................      2,725,000      2,725,000
                                                                      ----------
Total Repurchase Agreements
 (cost $8,187,000)  ..............................                     8,187,000
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES - 97.51%
 (cost $110,647,048)  ...........................................    132,773,275
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 2.49% .........      3,384,789
                                                                    ------------
NET ASSETS APPLICABLE TO 9,296,399 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% .........................   $136,158,064
                                                                    ============

NET ASSET VALUE - INTERNATIONAL EQUITY SERIES A CLASS
 ($89,177,460 / 6,092,588 shares)  ..............................         $14.64
                                                                    ============
NET ASSET VALUE - INTERNATIONAL EQUITY SERIES B CLASS
 ($10,877,526 / 747,288 shares)  ................................         $14.56
                                                                    ============
NET ASSET VALUE - INTERNATIONAL EQUITY SERIES C CLASS
 ($1,909,150 / 131,320 shares)  .................................         $14.54
                                                                    ============
NET ASSET VALUE - INTERNATIONAL EQUITY SERIES
 INSTITUTIONAL CLASS
 ($34,193,928 / 2,325,203 shares)  ..............................         $14.71
                                                                    ============
COMPONENTS OF NET ASSETS AT November 30, 1996:
 Common stock, $.01 par value, 500,000,000 shares authorized to the Fund with 50,000,000 shares allocated to International
 Equity Series A Class, 25,000,000 shares allocated to
 International Equity Series B Class, 25,000,000 shares allocated to International Equity Series C Class, and 50,000,000 shares allocated to
 International Equity Series Institutional Class ................    110,719,838
Accumulated undistributed:
 Net investment income ..........................................      2,985,419
 Net realized gain on investments ...............................        182,113
 Net unrealized appreciation of investments and foreign currencies    22,270,694
                                                                    ------------
Total net assets ................................................   $136,158,064
                                                                    ============

                             See accompanying notes

 Delaware Group
 Global & International Funds, Inc. _
 Global Assets Series
 Statement of Net Assets
 November 30, 1996

                                                          Number    Market Value
                                                         of Shares    (U.S. $)
                                                   -----------------------------
Common Stock - 56.91%
Australia - 3.72%
Amcor Limited ........................................       27,500     $170,017
CSR Limited ..........................................       71,150      233,595
National Australia Bank ..............................       16,683      208,463
Pacific Dunlop Limited ...............................       12,175       28,040
Southcorp Holdings Limited ...........................       32,000      105,583
                                                                        --------
                                                                         745,698
                                                                        --------
Belgium - 0.89%
Electrabel ...........................................          760      177,981
                                                                        --------
                                                                         177,981
                                                                        --------
Canada - 0.29%
BC Telecom ...........................................        2,501       57,235
                                                                        --------
                                                                          57,235
                                                                        --------
France - 2.82%
Campagnie de Saint Gobain ............................        1,120      160,980
Elf Aquitaine ........................................        2,896      252,797
Societe Television Francaise .........................        1,550      152,775
                                                                        --------
                                                                         566,552
                                                                        --------
Germany - 2.16%
Bayer ................................................        4,400      176,726
RWE ..................................................        4,350      192,105
Siemens ..............................................        1,350       65,103
                                                                        --------
                                                                         433,934
                                                                        --------
Hong Kong - 1.08%
Hong Kong Electric ...................................       41,500      133,109
Wharf Holdings .......................................       16,000       82,773
                                                                        --------
                                                                         215,882
                                                                        --------
Indonesia - 1.05%
PT Bank Dagang Nasional ..............................      150,000      148,721
PT Semen Gresik ......................................       20,000       60,981
                                                                        --------
                                                                         209,702
                                                                        --------
Japan - 4.38%
Canon Electronics ....................................        5,000      105,402
Chiyoda Fire and Marine ..............................       12,000       61,871
Eisai ................................................       11,000      216,425
Hitachi ..............................................       26,000      242,073
Koito Manufacturing ..................................        3,000       21,713
Matsushita Electric ..................................        9,000      155,731
West Japan Railway ...................................            6       19,974
Yokohama Reito .......................................        5,000       56,214
                                                                        --------
                                                                         879,403
                                                                        --------
                               1996 annual report

 Global Assets Series
 Statement of Net Assets (Continued)
 -------------------------------------------------------------------------------
                                                          Number    Market Value
                                                         of Shares    (U.S. $)
                                                   -----------------------------
 COMMON STOCK (Continued)
 Netherlands - 2.46%
 Elsevier ..........................................         9,150    $  155,830
 Koninklijke Van Ommeren ...........................         2,515       109,265
 Royal Dutch Petroleum .............................         1,360       229,096
                                                                      ----------
                                                                         494,191
                                                                      ----------
 New Zealand - 1.25%
 Carter Holt Harvey ................................        32,800        75,735
 Telecom Corp. of New Zealand ......................        33,100       174,792
                                                                      ----------
                                                                         250,527
                                                                      ----------
 Philippines - 0.54%
 Philippine Long Distance Telephone Company ADR ....         1,900       109,250
                                                                      ----------
                                                                         109,250
                                                                      ----------
 Singapore/Malaysia - 0.90%
 Jardine Matheson Holdings Limited .................        22,627       149,338
 Sime Darby Berhad .................................         8,300        31,039
                                                                      ----------
                                                                         180,377
                                                                      ----------
 South Korea - 0.49%
 Cho Hung Bank GDR .................................        11,420        97,641
                                                                      ----------
                                                                          97,641
                                                                      ----------
 Spain - 2.10%
 Banco Central Hispanoamericano SA .................         6,135       152,606
 Iberdrola S.A. ....................................         9,000       103,779
 Telefonica de Espana ..............................         7,575       165,931
                                                                      ----------
                                                                         422,316
                                                                      ----------
 United Kingdom - 9.56%
 Bass ..............................................        10,300       135,779
 Blue Circle Industries ............................        20,900       130,811
 Boots .............................................        22,100       236,114
 British Airways ...................................        23,900       236,445
 British Gas .......................................         8,000        29,410
 Cable & Wireless ..................................        29,000       232,252
 GKN ...............................................         8,800       165,679
 Glaxo Wellcome ....................................        14,320       235,694
 Powergen ..........................................        28,000       273,474
 RTZ ...............................................         8,650       145,682
 Taylor Woodrow ....................................        38,600        97,417
                                                                      ----------
                                                                       1,918,757
                                                                      ----------
 United States - 23.22%
 Alltel ............................................         3,300       105,188
 American Home Products ............................           800        51,400
 American International Group ......................         1,800       207,000
 Banta .............................................         2,400        57,300
 Baxter International ..............................         2,000        85,000
 Chubb .............................................         2,200       119,350
 CMS Energy ........................................         2,700        87,750
 Colonial Properties Trust .........................         1,000        26,875
 Columbia/HCA Healthcare ...........................         4,400       176,000
 ConAgra ...........................................         3,200       170,000
 Danaher ...........................................         2,100        93,975

                                                          Number    Market Value
                                                         of Shares    (U.S. $)
                                                   -----------------------------
COMMON STOCK (Continued)
United States (Continued)
Developers Diversified Realty ....................          1,000     $   33,625
DiMon ............................................          3,000         62,250
DQE ..............................................          2,500         73,750
Exxon ............................................            900         85,163
Federal Home Loan ................................            600         68,550
Foster Wheeler ...................................          3,200        115,600
GenCorp ..........................................          4,800         88,800
General Electric .................................            800         83,200
General Signal Corporation .......................          1,500         64,688
Hanna (M.A.)  ....................................          3,000         63,375
Hewlett-Packard ..................................          1,200         64,650
Hillenbrand Industries ...........................          1,700         62,688
Illinova .........................................          2,400         63,600
Kerr-McGee .......................................          1,400         98,000
Lockheed Martin ..................................          1,100         99,688
Masco ............................................            300         10,950
May Department Stores ............................          2,000         97,500
Miller ...........................................          2,400        113,400
Nationwide Health Properties .....................          2,300         51,175
Pentair Inc. .....................................          2,600         75,400
Pharmacia & Upjohn ...............................          2,500         96,563
Philip Morris ....................................          1,800        185,625
Procter & Gamble .................................            800         87,000
Raychem ..........................................          1,100         93,775
Reynolds & Reynolds Class A ......................          3,400         94,350
Rite Aid .........................................          2,000         79,250
Schering-Plough ..................................          2,600        185,250
Service International ............................          2,200         66,275
SmithKline Beecham ...............................          2,000        137,750
Southern National ................................          3,300        121,275
State Street Boston ..............................          2,000        135,250
Sun Communities ..................................          2,300         73,313
Teleflex .........................................          1,400         69,300
Tompkins plc-ADR .................................          4,200         70,875
Tyco International ...............................          3,000        164,250
Unum .............................................          1,400         99,575
Wallace Computer Services ........................          5,200        182,000
Witco ............................................          2,000         60,750
                                                                      ----------
                                                                       4,658,316
                                                                      ----------
Total Common Stock (cost S9,881,784) .............                    11,417,762
                                                                      ----------

                                                        Principal
                                                         Amount*
BONDS - 30.31%
Australia - 2.65%
Australian Government 9.500% 08/15/03 ..............      A$200,000      184,279
Australian Government 10.000% 02/15/06 .............        100,000       96,981
New South Wales International
 7.000% 04/01/04  ..................................        100,000       80,665
Queensland Treasury Global 8.000% 08/14/01 .........        100,000       84,902


                               1996 annual report

 Global Assets Series
 Statement of Net Assets (Continued)
 -------------------------------------------------------------------------------
                                                        Principal   Market Value
                                                         Amount       (U.S. $)
                                                   -----------------------------
 BONDS (Continued)
 Austrailia (Continued)
 Queensland Treasury-Global 8.000% 05/14/03 ......      A$100,000    $    84,994
                                                                     -----------
                                                                         531,821
                                                                     -----------
 Canada - 3.01%
 Autobahn Schnell 8.500% 03/03/03 ................      C$ 50,000         42,191
 Export-Inport Bank of Japan 7.750% 10/08/02 .....         50,000         40,756
 GMAC Canada 6.750% 12/14/01 .....................        150,000        116,784
 Government of Canada 9.000% 12/01/04 ............        200,000        177,957
 Government of Canada 10.250% 03/15/14 ...........        100,000        102,097
 KFW International Finance 6.500% 12/28/01 .......         50,000         38,882
 Kingdom of Norway 8.375% 01/27/03 ...............         50,000         41,914
 Ontario Hydro 10.000% 03/19/01 ..................         50,000         43,996
                                                                     -----------
                                                                         604,577
                                                                     -----------
 Denmark - 3.52%
 Kingdom of Denmark 8.000% 11/15/01 ..............   Dk 1,800,000        336,818
 Kingdom of Denmark 8.000% 03/15/06 ..............      2,000,000        370,173
                                                                     -----------
                                                                         706,991
                                                                     -----------
 Germany - 4.11%
 Bundesrepblik Deutscheland 5.750% 08/22/00 ......     Dem 50,000         34,092
 Bundesrepblik Deutscheland 8.375% 05/21/01 ......        640,000        478,258
 Bundesrepblik Deutschland 6.500% 07/15/03 .......        250,000        173,269
 Baden Wurt L-Finance NV 6.625% 08/20/03 .........        200,000        138,303
                                                                     -----------
                                                                         823,922
                                                                     -----------
 New Zealand - 3.65%
 Government of New Zealand 6.500% 02/15/00 .......     NZ$260,000        183,251
 Government of New Zealand 8.000% 02/15/01 .......        180,000        133,434
 Government of New Zealand 8.000% 04/15/04 .......        350,000        262,847
 Government of New Zealand 8.000% 11/15/06 .......        200,000        152,194
                                                                     -----------
                                                                         731,726
                                                                     -----------
 Spain - 2.38%
 Spanish Government 12.250% 03/25/00 .............  Sp 22,000,000        200,435
 Spanish Government 10.300% 06/15/02 .............     10,000,000         90,459
 Spanish Government 10.500% 10/30/03 .............     20,000,000        185,654
                                                                     -----------
                                                                         476,548
                                                                     -----------
 Sweden - 0.55%
 Swedish Government 13.000% 06/15/01 .............     Sk 400,000         75,602
 Swedish Government 9.000% 04/20/09 ..............        200,000         34,164
                                                                     -----------
                                                                         109,766
                                                                     -----------
 United Kingdom - 2.90%
 Abbey National Treasury 8.000% 04/02/03 .........     Gbp 60,000        102,843
 Barclays Bank 6.500% 02/16/04 ...................         70,000        110,709
 Depfa Finance 7.125% 11/11/03 ...................         80,000        131,067
 Glaxo Wellcome 8.750% 12/01/05 ..................         70,000        123,885
 Ontario Province 6.875% 09/15/00 ................         25,000         41,642
 UK Conversion S47 Stock Guilt 9.000% 03/03/00 ...         40,000         71,359
                                                                     -----------
                                                                         581,505
                                                                     -----------
 United States - 7.54%
 Abbey Healthcare 9.500% 11/01/02 ................    $    25,000         26,188
 Adelphia Communications 12.500% 05/15/02 ........         25,000         25,188

                                                        Principal   Market Value
                                                         Amount       (U.S. $)
                                                   -----------------------------
  BONDS (Continued)
  United States (Continued)
  Adelphia Communications 11.875% 09/15/04 ...........      $25,000      $24,688
  Advanced Micor Devices
   Notes 11.000% 08/01/03  ...........................       25,000       27,094
  Aetna Industries 11.875% 10/01/06 ..................       25,000       26,313
  AK Steel 10.750% 04/01/04 ..........................       25,000       26,938
  American Safety Razor 9.875% 08/01/05 ..............       25,000       26,563
  American Standard 10.875% 05/15/99 .................       25,000       26,813
  AMF GROUP 10.875% 03/15/06 .........................       25,000       26,344
  Aztar 11.000% 10/01/02  ............................       25,000       23,000
  Bell & Howell 9.250% 07/15/00 ......................       25,000       25,438
  Buckeye Cellulose 8.500% 12/15/05 ..................       25,000       24,813
  California Energy 9.875% 06/30/03 ..................       25,000       26,281
**Calpine 144A 10.500% 05/15/06 ......................       25,000       26,250
  Century Communications 9.750% 02/15/02 .............       25,000       25,375
  Cinemark USA 9.625% 08/01/08 .......................       25,000       25,313
  Clark-Schwebel 10.500% 04/15/06 ....................       25,000       26,563
  Commonwealth Aluminum 10.750% 10/01/06 .............       25,000       25,625
  Container Corporation of America
   11.250% 05/01/04  .................................       25,000       27,063
  Core-Mark 11.375% 09/15/03 .........................       25,000       25,500
  Costilla Energy Notes 10.250% 10/01/06 .............       25,000       25,938
  Dade International 11.125% 05/01/06 ................       25,000       27,188
  Exide Corp 10.750% 12/15/02 ........................       25,000       26,250
  First Nationwide Holdings 9.125% 01/15/03 ..........       25,000       25,313
  Fleming 10.625% 12/15/01 ...........................       25,000       25,250
  Four M 12.000% 06/01/06  ...........................       25,000       25,813
  Gaylord Container 11.500% 05/15/01 .................       25,000       26,625
  Graphic Controls 12.000% 09/15/05 ..................       25,000       27,500
  Healthsouth Rehabilitation 9.500% 04/01/01 .........       25,000       26,688
  Host Mar Travel Plaza 9.500% 05/15/05 ..............       25,000       25,813
  IMO Industries 11.750% 05/01/06 ....................       25,000       23,938
  ISP Holdings 9.750% 02/15/02 .......................       16,000       16,800
  Jitney-Jungle Stores 12.000% 03/01/06 ..............       25,000       26,625
  Jones Intercable 9.625% 03/15/02 ...................       25,000       25,844
  Lifestyle Furnishings 10.875% 08/01/06 .............       25,000       26,625
  Mark IV Industries 8.750% 04/01/03 .................       25,000       26,125
  Mesa Operating 10.625% 07/01/06 ....................       25,000       27,000
  MGM Grand Hotel 12.000% 05/01/02 ...................       25,000       27,125
  Muzak LP/Muzak Capital 10.000% 10/01/03 ............       25,000       25,281
  NL Industries 11.750% 10/15/03 .....................       25,000       25,688
  NS Group 13.500% 07/15/03 ..........................       25,000       25,000
  Owens-Illinois 11.000% 12/01/03 ....................       25,000       27,688
  Pacific Lumber 10.500% 03/01/03 ....................       25,000       25,125
  PMI Acquisition 10.250% 09/01/03 ...................       25,000       25,500
  Primark 8.750% 10/15/00  ...........................       25,000       25,156
  Ralphs Grocery 10.450% 06/15/04 ....................       25,000       26,000
  Repap Wisconsin 9.250% 02/01/02 ....................       25,000       24,438
  Riverwood International 10.875% 04/01/08 ...........       25,000       22,750
  Rogers Cable Systems 9.625% 08/01/02 ...............       25,000       26,125
  Speedy Muffler King 10.875% 10/01/06 ...............       25,000       26,563

                               1996 annual report

 Global Assets Series
 Statement of Net Assets (Continued)
 -------------------------------------------------------------------------------
                                                        Principal   Market Value
                                                         Amount       (U.S. $)
                                                   -----------------------------
 BONDS (Continued)
 United States (Continued)
 Sterling Chemicals 11.750% 08/15/06 ...............    $   25,000    $   25,656
 Stone Container 11.500% 10/01/04 ..................        25,000        26,250
 Teekay Shipping 8.320% 02/01/08 ...................        20,000        20,000
 Tenet Healthcare 10.125% 03/01/05 .................        25,000        27,688
 Trump-Atlantic City 11.250% 05/01/06 ..............        25,000        23,500
 Unisys Notes 11.750% 10/15/04 .....................        25,000        26,188
 Viacom International 10.250% 09/15/01..............        25,000        27,281
 Viridian 9.750% 04/01/03 ..........................        25,000        27,125
 Westinghouse Air Brakes 9.375% 06/15/05 ...........        25,000        25,625
                                                                      ----------
                                                                       1,514,437
                                                                      ----------
 Total Bonds (cost $5,732,290) .....................                   6,081,293
                                                                      ----------

 REPURCHASE AGREEMENTS - 11.49%
 With Chase Manhattan 5.60% 12/2/96 (dated
  11/29/96, collateralized by $784,000 U.S.
  Treasury Notes 6.125% due 8/31/98 market
  value $802,278)  .................................       784,000       784,000
 With JP Morgan Securities 5.60% 12/2/96 (dated
  11/29/96, collateralized by $122,000 U.S.
  Treasury Notes 5.75% due 10/31/00 market
  value $122,646 and $630,000 U.S. .................
  Treasury Notes 6.375% due 3/31/01 market
  value $648,720)  .................................       755,000       755,000
 With Paine Webber 5.60% 12/2/96 (dated
  11/29/96, collateralized by $765,000 U.S.
  Treasury Notes 6.125% due 8/31/98 market
  value $783,016)  .................................       767,000       767,000
                                                                      ----------
Total Repurchase Agreements
 (cost $2,306,000)  ................................                   2,306,000
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES - 98.71%
 (cost $17,920,074)  ........................................         19,805,055
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.29% .....            258,421
                                                                     -----------
NET ASSETS APPLICABLE TO 1,508,000 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% .....................        $20,063,476
                                                                     ===========

NET ASSET VALUE - GLOBAL ASSETS SERIES A CLASS
 ($11,877,847 / 892,715 shares)  ............................             $13.31
                                                                     ===========
NET ASSET VALUE - GLOBAL ASSETS SERIES B CLASS
 ($4,796,904 / 360,736 shares)  .............................             $13.30
                                                                     ===========
NET ASSET VALUE - GLOBAL ASSETS SERIES C CLASS
 ($1,185,400 / 89,438 shares)  ..............................             $13.25
                                                                     ===========
NET ASSET VALUE - GLOBAL ASSETS SERIES
 INSTITUTIONAL CLASS
 ($2,203,325 / 165,111 shares)  .............................             $13.34
                                                                     ===========

                                                              Market Value
                                                                (U.S. $)
                                                            ----------------
 COMPONENTS OF NET ASSETS AT NOVEMBER 30,1996:
  Common stock, $.01 par value, 500,000,000 shares
  authorized to the Fund with 50,000,000 shares
  allocated to Global Assets Series A Class, 25,000,000
  shares allocated to Global Assets Series B Class,
  25,000,000 shares allocated to Global Assets Series
  C Class, and 50,000,000 shares allocated to Global Assets
  Series Institutional Class ..............................   $17,865,966
 Accumulated undistributed:
  Net investment income ...................................       238,057
  Net realized gain on investments ........................        73,336
  Net unrealized appreciation of investments
   and foreign currencies .................................     1,886,117
                                                              -----------
 Total net assets .........................................   $20,063,476
                                                              ===========
-----------------------
*Principal amount is stated in the currency in which each bond is denominated.

 A$ _ Australian Dollars        NZ$ _ New Zealand Dollars
Gbp _ British Pounds             Sp _ Spanish Peseta
 C$ _ Canadian Dollars           Sk _ Swedish Kroner
 Dk _ Danish Kroner               $ _ U.S. Dollars
Dem _ German Deutsche Mark

**This security is exempt from registration under rule 144A of Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1996, these securities amounted to $26,250 or 0.13% of net assets.

              See accompanying notes

 Delaware Group
 Global & International Funds, Inc. -
 Global Bond Series
 Statement of Net Assets
 November 30, 1996

                                                       Principal    Market Value
                                                        Amount*       (U.S. $)
BONDS - 90.28%
Australia _ 15.04%
Australian Government 6.25% 03/15/99 .............     A$ 700,000     $  568,140
Australian Government 9.50% 08/15/03 .............        350,000        322,487
Australian Government 10.00% 02/15/06 ............        100,000         96,981
New South Wales International 7.00% 04/01/04 .....        300,000        241,995
Queensland Treasury 8.00% 08/14/01 ...............        250,000        212,254
Queensland Treasury 8.00% 05/14/03 ...............        250,000        212,485
                                                                      ----------
                                                                       1,654,342
                                                                      ----------
Austria - 1.66%
Republic of Austria 5.625% 12/14/00 ..............  Ast 1,900,000        182,903
                                                                      ----------
                                                                         182,903
                                                                      ----------
Canada - 11.15%
Autobahn Schnell 8.50% 03/03/03 ..................      C$ 60,000         50,630
Deutsche Bank 7.00% 01/07/04 .....................        200,000        156,638

                               1996 annual report
20

Global Bond Series
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                       Principal    Market Value
                                                        Amount*       (U.S. $)
--------------------------------------------------------------------------------
BONDS (Continued)

Canada (Continued)
Export-Inport Bank of Japan 7.75% 10/08/02 .......     C$ 270,000     $  220,084
General Electric Capital of Canada
 7.125% 02/12/04  ................................         80,000         63,062
Government of Canada 7.25% 06/01/03 ..............        250,000        201,898
Government of Canada 10.25% 03/15/14 .............        100,000        102,097
KFW International Finance 6.50% 12/28/01 .........        120,000         93,316
Kingdom of Norway 8.375% 01/27/03 ................        120,000        100,592
Ontario Hydro 10.00% 03/19/01 ....................        270,000        237,581
                                                                      ----------
                                                                       1,225,898
                                                                      ----------
Denmark - 11.02%
Kingdom of Denmark 8.00% 11/15/01 ................    Dk2,000,000        374,242
Kingdom of Denmark 8.00% 05/15/03 ................      2,300,000        430,496
Kingdom of Denmark 8.00% 03/15/06 ................      2,200,000        407,190
                                                                      ----------
                                                                       1,211,928
                                                                      ----------
Germany - 10.34%
Baden Wurt L-Finance NV 6.625% 08/20/03 ..........     Dem 75,000         51,864
Bundesrepblik Deutscheland 5.75% 08/22/00.........         80,000         54,547
Bundesrepblik Deutscheland 8.375% 05/21/01........        490,000        366,166
Deutsche Pfandbrief & Hypotheken
 5.625% 02/07/03..................................        200,000        132,350
International Bank Reconstruction & Development
 6.125% 09/27/02..................................        600,000        411,205
Republic of Finland 5.50% 02/09/01................        180,000        120,729
                                                                      ----------
                                                                       1,136,861
                                                                      ----------
Netherlands - 1.21%
Netherlands Government 9.00% 05/15/00.............    Nlg 200,000        133,233
                                                                      ----------
                                                                         133,233
                                                                      ----------
New Zealand - 11.14%
Government of New Zealand 6.50% 02/15/00..........   NZ$  200,000        140,962
Government of New Zealand 8.00% 02/15/01..........        900,000        667,169
Government of New Zealand 8.00% 04/15/04 .........        200,000        150,198
Government of New Zealand 8.00% 11/15/06 .........        350,000        266,339
                                                                      ----------
                                                                       1,224,668
                                                                      ----------
Spain - 8.78%
Spanish Government 12.25% 03/25/00 ...............   Sp10,000,000         91,107
Spanish Government 11.30% 01/15/02 ...............     13,000,000        121,176
Spanish Government 10.30% 06/15/02 ...............     32,000,000        289,468
Spanish Government 10.50% 10/30/03 ...............     50,000,000        464,134
                                                                      ----------
                                                                         965,885
                                                                      ----------
Sweden - 2.23%
Swedish Government 13.00% 06/15/01................   Sk 1,300,000        245,706
                                                                      ----------
                                                                         245,706
                                                                      ----------
United Kingdom - 8.57%
Abbey National Treasury 8.00% 04/02/03............   Gbp   40,000         68,562
Barclays Bank plc 6.50% 02/16/04 .................         50,000         79,078
Depfa Finance 7.125% 11/11/03.....................        220,000        360,434

--------------------------------------------------------------------------------
                                                        Principal  Market Value
                                                          Amount*    (U.S. $)
--------------------------------------------------------------------------------
BONDS (Continued)

United Kingdom (Continued)
Glaxo Wellcome plc 8.75% 12/01/05.................   Gbp   80,000      $ 141,582
Ontario Province 6.875% 09/15/00..................         85,000        141,582
UK Conversion S47 Stock Gilt 9.00% 03/03/00.......         85,000        151,638
                                                                     -----------
                                                                         942,876
                                                                     -----------
United States - 9.14%
U.S. Treasury Bonds 13.375% 08/15/01..............      $ 640,000        838,150
U.S. Treasury Note 7.875% 11/15/04 ...............        150,000        167,473
                                                                     -----------
                                                                       1,005,623
                                                                     -----------
Total Bonds (cost $9,496,111).....................                     9,929,923
                                                                     -----------

REPURCHASE AGREEMENTS - 6.53%
With Chase Manhattan 5.60% 12/2/96 (dated
 11/29/96, collateralized by $244,000 U.S.
 Treasury Notes 6.125% due 8/31/98 market
 value $249,689)..................................        244,000        244,000
With JP Morgan Securities 5.60% 12/2/96 (dated
 11/29/96, collateralized by $38,000 U.S.
 Treasury Notes 5.75% due 10/31/00 market
 value $37,816 and $196,000 U.S. Treasury
 Notes 6.375% due 3/31/01 market value
 $202,278) .......................................        235,000        235,000
With PaineWebber 5.60% 12/2/96 (dated
 11/29/96, collateralized by $238,000 U.S.
 Treasury Notes 6.125% due 8/31/98 market
 value $243,991) .................................        239,000        239,000
                                                                     -----------
Total Repurchase Agreements (cost $718,000).......                       718,000
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES - 96.81%
 (cost $10,214,111)...............................                    10,647,923
RECEIVABLES AND OTHER ASSETS NET OF
 LIABILITIES - 3.19% .............................                       351,360
                                                                     -----------
NET ASSETS APPLICABLE TO 956,354 SHARES ($.01 PAR
 VALUE) OUTSTANDING - 100.00% ....................                   $10,999,283
                                                                     ===========

NET ASSET VALUE - GLOBAL BOND SERIES A CLASS
 ($3,467,008 / 302,034 shares) ...................                        $11.48
                                                                          ======
NET ASSET VALUE - GLOBAL BOND SERIES B CLASS
 ($707,452 / 61,571 shares) ......................                        $11.49
                                                                          ======
NET ASSET VALUE - GLOBAL BOND SERIES C CLASS
 ($117,989 / 10,313 shares).......................                        $11.44
                                                                          ======
NET ASSET VALUE - GLOBAL BOND SERIES INSTITUTIONAL
 CLASS ($6,706,834 / 582,436 shares)..............                        $11.52
                                                                          ======

Global Bond Series
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                                   Market Value
                                                                     (U.S. $)
--------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1996:
Common stock, $.01 par value, 500,000,000 shares authorized to the
 Fund with 50,000,000 shares allocated to Global Bond Series A Class,
 25,000,000 shares allocated to Global Bond Series B Class,
 25,000,000 shares allocated to Global Bond Series C Class, and
 50,000,000 shares allocated to Global Bond Series
 Institutional Class...........................................     $10,502,998
Accumulated undistributed:
**Net investment income........................................         (15,486)
  Net realized gain on investments.............................          41,730
  Net unrealized appreciation of investments and foreign
   currencies .................................................         470,041
                                                                    -----------
Total net assets ..............................................     $10,999,283
                                                                    ===========

For Federal Income Tax purposes the Fund had an undistributed net income of $109,211.
-------
* Principal amount is stated in the currency in which each bond is denominated.

            A$  - Australian Dollars     Nlg - Netherlands
            Ast - Austrian Schillings    NZ$ - New Zealand Dollars
            Gbp - British Pounds         Sp  - Spanish Peseta
            C$  - Canadian Dollars       Sk  - Swedish Krone
            Dk  - Danish Krona            $  - U.S. Dollars
            Dem - German Deutsche Marks

                        See accompanying notes

 Delaware Group
 Global & International Funds, Inc.-
 Emerging Markets Series
 Statement of Net Assets
 November 30, 1996

                                                       Number      Market Value
                                                     of Shares       (U.S. $)
 COMMON STOCK - 90.37%
 Australia  0.16%
*Orogen Minerals .................................     5,000          $ 10,740
                                                                   -----------
                                                                        10,740
                                                                   -----------
 Argentina - 3.53%
 Central Puerto S.A. - Class B ...................    31,000            93,039
 Transportadora de Gas del sur, S.A. - Class B....    19,600            48,432
 YPF Sociedad Anonima - ADR.......................     4,100            95,325
                                                                   -----------
                                                                       236,796
                                                                   -----------
 Brazil - 7.57%
 Aracruz Celulose SA - ADR .......................    13,300           103,075
*Centrais Electricas de Santa Catarina SA - GDR...     1,000            81,030
 Companhia Energetica de Minas Gerais - ADR ......     2,550            81,473
*Elevadores Atlas SA .............................     6,000            64,491
*Telecommunicacoes Brasileiras SA - ADR ..........     1,200            90,900
 Usinas Siderurgicas de Minas Gerais SA - ADR ....     8,700            87,609
                                                                   -----------
                                                                       508,578
                                                                   -----------
 Chile - 3.25%
 Administradora de Fondos de Pensiones
  Provida S.A. - ADR .............................     2,600            51,350
*Banco BHIF - ADR ................................     5,000            84,375
 Cia. de Telecomunicaciones de Chile S.A. - ADR...       480            45,660

--------------
TOP 10 HOLDINGS, REPRESENTING 22.80% OF NET ASSETS, ARE PRINTED IN BLUE.

Emerging Markets Series
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                       Number      Market Value
                                                     of Shares       (U.S. $)
--------------------------------------------------------------------------------
 COMMON STOCK (Continued)
 Chile (Continued
 Empresa Nacional Electricidad S.A. - ADR ........     2,250          $ 37,125
                                                                   -----------
                                                                       218,510
                                                                   -----------
 China - 1.79%
 Northeast Electrical Transmission & Transformation
   Machinery Manufacturing Ltd. ..................   930,000           120,279
                                                                   -----------
                                                                       120,279
                                                                   -----------
 Czech Republic - 3.99%
*Elektrarny Opatovice, a.s. ......................       520            83,756
*Inzenyrske a Prumyslove Stavby a.s...............     9,570            97,819
*Telekomunikacni Montaze Praha a.s................       900            86,347
                                                                   -----------
                                                                       267,922
                                                                   -----------
 Egypt - 2.30%
*Commercial International Bank - GDR .............     3,910            58,924
*Suez Cement - GDR................................     6,000            95,700
                                                                   -----------
                                                                       154,624
                                                                   -----------
 Germany - 0.95%
*EGIS Rt..........................................     1,150            63,530
                                                                   -----------
                                                                        63,530
                                                                   -----------
 Greece - 4.71%
 Attica Enterprises S.A...........................    15,650           106,176
 Ergo Bank S.A....................................     2,140           110,661
 Helenic Bottling Company S.A.....................     3,440            99,331
                                                                   -----------
                                                                       316,168
                                                                   -----------
 Hong Kong - 2.87%
 Guangdong Investments............................    98,000            81,751
 Guangdong Kelon Electric Holding.................   229,000           111,064
                                                                   -----------
                                                                       192,815
                                                                   -----------
 Hungary - 2.19%
 MOL Magyar Olaj-es Gazipari Rt - GDR.............     5,350            61,258
 Richter Gedeon Rt - GDR..........................     1,550            85,638
                                                                   -----------
                                                                       146,896
                                                                   -----------
 India - 3.72%
*BSES Ltd - GDR...................................     5,000            98,750
 Gujarat Ambuja Cement - GDR......................    10,600            87,450
 Tata Engineering & Locomotive Ltd. - GDR ........     5,720            63,635
                                                                   -----------
                                                                       249,835
                                                                   -----------
 Indonesia - 6.82%
 PT Bank Dagang Nasional..........................   136,500           135,336
 PT Semen Gresik..................................    52,000           158,550
 PT United Tractors...............................    77,000           164,179
                                                                   -----------
                                                                       458,065
                                                                   -----------
 Luxemburg - 1.85%
 Quilmes Industrial SA - ADR......................    12,000           124,500
                                                                   -----------
                                                                       124,500
                                                                   -----------
 Malaysia - 5.93%
 Leader Universal Holdings Berhad.................    28,000            63,158
 Nestle Berhad....................................     8,000            62,683
 Petronas Dagangan Berhad.........................    17,000            45,073
 Public Finance Berhad............................    47,000            84,812
 Resorts World Berhad.............................    15,000            75,386
 Sime Darby Berhad................................    18,000            67,313
                                                                   -----------
                                                                       398,425
22                                                                 -----------

Emerging Markets Series
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                       Number      Market Value
                                                     of Shares       (U.S. $)
--------------------------------------------------------------------------------
  COMMON STOCK (Continued)
  Mexico - 5.65%
  ALFA, S.A. de C.V. - Class A ....................   22,015          $ 98,381
  Cemex, S.A. de C.V. - Class B....................   20,000            72,642
 *Controladora Comercial Mexicana SA de CV -
   GDR ............................................    2,000            36,000
  Telefonos De Mexico SA...........................    3,120            94,770
  Vitro SA - ADR...................................   14,500            77,938
                                                                   -----------
                                                                       379,731
                                                                   -----------
  Peru - 3.13%
 *Banco de Credito del Peru........................   30,618            43,850
  Cementos Lima S.A................................    6,300            89,007
  Telefonica del Peru, S.A. - ADR..................    4,000            77,500
                                                                   -----------
                                                                       210,357
                                                                   -----------
  Philippines - 2.04%
  Philippine Long Distance Telephone Company
  ADR..............................................    2,380           136,850
                                                                   -----------
                                                                       136,850
                                                                   -----------
  Portugal - 2.31%
  Portugal Telecom SA..............................    5,840           154,931
                                                                   -----------
                                                                       154,931
                                                                   -----------
  Russia - 4.90%
+*Gazprom - ADR (144A).............................   10,000           182,500
  Lukoil Holding - ADR.............................    1,800            76,158
 +Mosenergo - ADR (144A)...........................    2,400            70,776
                                                                   -----------
                                                                       329,434
                                                                   -----------
  South Africa - 6.23%
  Amalgamated Banks of South Africa ...............   23,500           127,371
  AngloAmerican Corporation of South Africa Ltd....    2,150           122,358
  Sappi Ltd........................................    8,480            73,723
  Sasol Ltd........................................    7,700            95,154
                                                                   -----------
                                                                       418,606
                                                                   -----------
  South Korea - 2.90%
 *Cho Hung Bank - GDR..............................    9,850            84,218
  Korea Electric Power - ADR ......................    4,170            74,351
  Pohang Iron & Steel Ltd.- ADR ...................    1,800            36,225
                                                                   -----------
                                                                       194,794
                                                                   -----------
  Thailand - 3.55%
  Ayudhya Life Insurance...........................   24,000            93,952
  Ruang Khao 2 Fund................................  376,000           144,247
                                                                   -----------
                                                                       238,199
                                                                   -----------
  Turkey - 0.95%
  Netas-Northern Eleckrik Telekomunikayson A.S.....  300,000            63,749
                                                                   -----------
                                                                        63,749
                                                                   -----------
  United Kingdom - 4.19%
  Five Arrows Chile Investment Trust...............   72,000           203,040
 *Zagrebacka Banka - GDR...........................    4,000            78,240
                                                                   -----------
                                                                       281,280
                                                                   -----------
  United States - 1.38%
 *India Fund, (The)...............................    13,700            92,475
                                                                   -----------
                                                                        92,475
                                                                   -----------
  Venezuela - 1.51%
 *Compania Anonima Nacional Telefonos de
   Venezuela......................................     4,000           101,500
                                                                   -----------
                                                                       101,500
                                                                   -----------
 Total Common Stock (cost $6,143,410) ............                   6,069,589
                                                                   -----------

--------------------------------------------------------------------------------
                                                     Principal      Market Value
                                                      Amount         (U.S. $)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.86%
With Chase Manhattan 5.60% 12/2/96 (dated 11/29/96,
 collateralized by $88,000 U.S. Treasury Notes
 6.125% due 8/31/98 market value $90,052).........   $88,000          $ 88,000
With JP Morgan Securities 5.60% 12/2/96 (dated
 11/29/96, collateralized by $14,000 U.S.
 Treasury Notes 5.75% due 10/31/00 market
 value $14,309 and $70,000 U.S. Treasury
 Notes 6.375% due 3/31/01 market value
 $72,534).........................................    85,000            85,000
With PaineWebber 5.60% 12/2/96 (dated
 11/29/96, collateralized by $86,000 U.S.
 Treasury Notes 6.125% due 8/31/98 market
 value $87,796)...................................    86,000            86,000
                                                                   -----------
 Total Repurchase Agreement (cost $259,000).......                     259,000
                                                                   -----------

 TOTAL MARKET VALUE OF SECURITIES - 94.23%
  (cost $6,402,410)...............................                   6,328,589
 RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 5.77%               387,778
                                                                   -----------
 NET ASSETS APPLICABLE TO 672,964 SHARES ($.01 PAR VALUE)
  OUTSTANDING - 100.00%...........................                  $6,716,367
                                                                   ===========


 NET ASSET VALUE - EMERGING MARKETS SERIES A CLASS
  ($2,518,517 / 252,595 shares)...................                       $9.97
                                                                   ===========
 NET ASSET VALUE - EMERGING MARKETS SERIES B CLASS
  ($281,762 / 28,337 shares)......................                       $9.94
                                                                   ===========
 NET ASSET VALUE - EMERGING MARKETS SERIES C CLASS
  ($199,485 / 20,065 shares)......................                       $9.94
                                                                   ===========

 NET ASSET VALUE - EMERGING MARKETS SERIES INSTITUTIONAL CLASS
  ($3,716,603 / 371,967 shares)...................                       $9.99
                                                                   ===========

 COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1996:
  Common stock, $.01 par value, 500,000,000 shares authorized to the
  Fund with 50,000,000 shares allocated to Emerging Markets Series
  A Class, 25,000,000 shares allocated to Emerging Markets Series B
  Class, 25,000,000 shares allocated to Emerging Markets Series C Class, and 50,000,000 shares allocated to Emerging Markets Series
  Institutional Class.............................................   6,729,331
 Accumulated undistributed:
 Net investment income...........................................       9,077
 Net realized gain on investments................................      52,009
 Net unrealized depreciation of investments and foreign
     currencies..................................................     (74,050)
                                                                   -----------
  Total net assets...............................................  $6,716,367
                                                                   ===========
---------------

*  Non-income producing security for the year ended November 30, 1996
+ These securities are exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1996 these securities amounted to $253,276 or 3.77% of net assets.

         ADR - American Depository Receipt    GDR - Global Depository Receipt

                                 See accompanying notes

Delaware Group Global & International Funds, Inc. -
Statement of Assets and Liabilities
November 30, 1996


                                                              International     Global         Global          Emerging
                                                                  Equity        Assets          Bond           Markets
                                                                  Series        Series         Series           Series
-------------------------------------------------------------------------------------------------------------------------
    ASSETS:
    Investments at market. . . . . . . . . . . . . . . .       $132,773,275  $19,805,055    $10,647,923       $6,328,589
    Cash and foreign currencies. . . . . . . . . . . . .          3,232,962       81,604             --          275,170
    Dividends and interest receivable. . . . . . . . . .            608,390      211,322        269,399           23,734
    Subscriptions receivable. . . . . . . . . . . . . .             317,245      140,119         77,412           71,847
    Receivable for securities sold. . . . . . . . . . .             408,958        7,240             --          228,555
    Other assets. . . . . . . . . . . . . . . . . . . .             185,665       37,379         53,842           56,646
                                                               ------------  -----------    -----------       ----------
        Total assets. . . . . . . . . . . . . . . . . .         137,526,495   20,282,719     11,048,576        6,984,541
                                                               ------------  -----------    -----------       ----------

    LIABILITIES:
    Liquidations payable. . . . . . . . . . . . . . . .             435,115       28,934             --          168,778
    Payable for securities purchased. . . . . . . . . .             408,924      113,118             --               --
    Other accounts payable and accrued expenses. . . . .            524,392       77,191         49,293           99,396
                                                               ------------  -----------    -----------       ----------
        Total liabilities. . . . . . . . . . . . . . . .          1,368,431      219,243         49,293          268,174
                                                               ------------  -----------    -----------       ----------

    TOTAL NET ASSETS. . . . . . . . . . . . . . . . . .        $136,158,064  $20,063,476    $10,999,283       $6,716,367
                                                               ============  ===========    ===========       ==========


                             See accompanying notes

Delaware Group Global & International Funds, Inc.
Statement of Operations

                                                                                                           6/10/96*
                                                                                                              to
                                                                   Year Ended 11/30/96                     11/30/96
                                               ------------------------------------------------------------------------
                                               International Equity     Global Assets    Global Bond   Emerging Markets
                                                      Series                Series          Series          Series
                                               ------------------------------------------------------------------------
  INVESTMENT INCOME:
   Interest ................................       $   412,003          $   481,477       $   328,079       $    36,955
   Dividends ...............................         3,577,928              212,588              --              52,421
                                                   -----------          -----------       -----------       -----------
                                                     3,989,931              694,065           328,079            89,376
                                                   -----------          -----------       -----------       -----------
   EXPENSES:
   Management fees .........................           792,625               95,908            29,065            35,197
   Dividend disbursing and
    transfer agent fees and expenses .......           566,256               54,112            14,318            10,225
   Distribution expense ....................           298,260               54,657             9,949             4,688
   Registration fees .......................            76,400               43,645            41,318            16,504
   Custodian fees ..........................           107,995               25,480             8,304            17,033
   Reports and statements to
    shareholders ...........................            81,141                1,899             1,923             4,380
   Professional fees .......................            35,220                6,225            16,792             6,068
   Accounting fees and salaries ............            29,173                3,812             1,440               512
   Taxes (other than taxes on income)  .....            23,714                4,950             3,495               623
   Directors' fees .........................             3,125                2,303             2,239               979
   Amortization of organization and
    registration expenses ..................             3,527               69,569            69,610            14,289
   Other ...................................            29,341                9,204             7,404             4,115
                                                   -----------          -----------       -----------       -----------
                                                     2,046,777              371,764           205,857           114,613
   Less expenses absorbed by
   Delaware International
   Advisers Ltd. ...........................           109,455              192,824           156,537            60,739
                                                   -----------          -----------       -----------       -----------
                                                     1,937,322              178,940            49,320            53,874
                                                   -----------          -----------       -----------       -----------
NET INVESTMENT INCOME BEFORE
FOREIGN TAX WITHHELD .......................         2,052,609              515,125           278,759            35,502
   FOREIGN TAX WITHHELD ....................           311,155               13,160               326             3,198
                                                   -----------          -----------       -----------       -----------
NET INVESTMENT INCOME ......................         1,741,454              501,965           278,433            32,304
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCIES:
   Net realized gain (loss) on:
       Investment transactions .............           186,166               74,967            41,539            52,009
       Foreign currencies ..................         2,211,480               24,306             8,833           (23,227)
                                                   -----------          -----------       -----------       -----------
       Net realized gain ...................         2,397,646               99,273            50,372            28,782
Net unrealized appreciation
 (depreciation) of investment and
 foreign currencies ........................        18,843,223            1,712,261           400,732           (74,050)
                                                   -----------          -----------       -----------       -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES ....................        21,240,869            1,811,534           451,104           (45,268)
                                                   -----------          -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS ..........       $22,982,323          $ 2,313,499       $   729,537       $   (12,964)
                                                   ===========          ===========       ===========       ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  A CLASS INTERNATIONAL EQUITY SERIES, GLOBAL
  ASSETS SERIES, GLOBAL BOND SERIES AND EMERGING
  MARKETS SERIES, RESPECTIVELY:
   Net asset value A Class (A)  ............       $     14.64          $     13.31       $     11.48       $      9.97
   Sales charge (4.75% of offering
    price or 4.99%, 4.96%, 4.97%
    and 5.02% of the amount
    invested per share for
    International Equity Series,
    Global Assets Series, Global Bond
    Series and Emerging Market Series,
    respectively)(B) .......................               .73                  .66               .57               .50
                                                   -----------          -----------       -----------       -----------
   Offering price ..........................       $     15.37          $     13.97       $     12.05       $     10.47
                                                   ===========          ===========       ===========       ===========

   ------------------
     *  Date of initial public offering.

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.
                             See accompanying notes
                               1996 annual report
                                                                             25

Delaware Group Global & International Fund, Inc.
Statement of Changes in Net Assets
Year Ended November 30, 1996

                                                                                                              6/10/96*
                                                                                                                 to
                                                                    Year Ended 11/30/96                       11/30/96
                                               ------------------------------------------------------    -----------------
                                               International Equity    Global Assets      Global Bond     Emerging Markets
                                                      Series               Series           Series            Series
                                               --------------------    -------------      -----------     ----------------
 OPERATIONS:
 Net investment income ...............             $  1,741,454       $    501,965      $     278,433      $      32,304
 Net realized gain on investments
  and foreign currencies .............                2,397,646             99,273             50,372             28,782
 Net unrealized appreciation
  (depreciation) of investments
  and foreign currencies .............               18,843,223          1,712,261            400,732            (74,050)
                                                   ------------       ------------      -------------      -------------
 Net increase (decrease)
  in net assets resulting
  from operations ....................               22,982,323          2,313,499            729,537            (12,964)
                                                   ------------       ------------      -------------      -------------

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
        A Class ......................               (1,501,747)          (212,365)          (139,610)              --
        B Class ......................                  (74,702)           (51,947)           (25,740)              --
        C Class ......................                   (3,258)            (9,120)            (4,004)              --
        Institutional Class ..........                 (392,431)           (75,192)          (152,736)              --
 Net realized gain from security transactions:
        A Class ......................                 (745,692)           (74,656)           (29,823)              --
        B Class ......................                  (44,400)           (16,187)            (3,812)              --
        C Class ......................                     (178)              (183)              (227)              --
        Institutional Class ..........                 (141,939)           (53,001)           (32,515)              --
                                                   ------------       ------------      -------------      -------------
                                                     (2,904,347)          (492,651)          (388,467)              --
                                                   ------------       ------------      -------------      -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold:
        A Class ......................               38,422,216          8,438,344          2,975,307          3,468,879
        B Class ......................                6,523,042          4,060,119            604,051            280,706
        C Class ......................                1,845,151          1,143,923            103,594            215,531
        Institutional Class ..........               26,182,932            331,779          6,958,524          3,760,583
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income and net realized
 gain from security transactions:
        A Class ......................                2,118,387            282,156            155,552               --
        B Class ......................                  111,164             65,864             17,929               --
        C Class ......................                    3,130              8,954              3,929               --
        Institutional Class ..........                  528,525            128,194            183,302               --
                                                   ------------       ------------      -------------      -------------
                                                     75,734,547         14,459,333         11,002,188          7,725,699
                                                   ------------       ------------      -------------      -------------
Cost of shares repurchased:
        A Class ......................              (27,755,641)        (1,051,829)          (670,947)          (939,883)
        B Class ......................                 (521,619)          (348,362)           (59,739)              --
        C Class ......................                  (74,679)           (64,066)              (247)           (14,851)
        Institutional Class ..........               (8,689,470)          (683,685)        (1,518,887)           (41,634)
                                                   ------------       ------------      -------------      -------------
                                                    (37,041,409)        (2,147,942)        (2,249,820)          (996,368)
                                                   ------------       ------------      -------------      -------------
Increase in net assets derived from
 capital share transactions ..........               38,693,138         12,311,391          8,752,368          6,729,331
NET INCREASE IN NET ASSETS ...........               58,771,114         14,132,239          9,093,438          6,716,367
    NET ASSETS:
    Beginning of period ..............               77,386,950          5,931,237          1,905,845               --
                                                   ------------       ------------      -------------      -------------
    End of period ....................             $136,158,064       $ 20,063,476      $  10,999,283      $   6,716,367
                                                   ============       ============      =============      =============

    Undistributed net investment
         income ......................             $  2,985,419       $    238,057      $     (15,486)     $       9,077
                                                   ============       ============      =============      =============

------------------
* Date of initial public offering.

                             See accompanying notes

                               1996 annual report
26

Delaware Group Global & International Fund, Inc.
Statement of Changes in Net Assets

                                             Year Ended
                                              11/30/95         12/27/94* to 11/30/95
                                           ------------     ----------------------------
                                           International      Global          Global
                                           Equity Series   Assets Series    Bond Series
                                           ------------    ------------    ------------
OPERATIONS:
Net investment income ..................   $  1,416,220    $    107,110    $     89,039
Net realized gain on investments and
 foreign currencies ....................      1,303,387         147,186          73,261
Net unrealized appreciation of
 investments and foreign currencies ....      2,648,697         173,856          69,309
                                           ------------    ------------    ------------
Net increase in net assets resulting
 from operations .......................      5,368,304         428,152         231,609
                                           ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  A Class ..............................       (877,255)        (11,935)        (28,103)
  B Class ..............................        (15,484)         (1,244)         (2,188)
  C Class ..............................             --              --              --
  Institutional Class ..................       (160,418)        (38,311)        (46,103)
 Net realized gain from security
  transactions:
  A Class ..............................     (2,121,203)             --              --
  B Class ..............................        (29,909)             --              --
  C Class ..............................             --              --              --
  Institutional Class ..................       (303,387)             --              --
                                           ------------    ------------    ------------
                                             (3,507,656)        (51,490)        (76,394)
                                           ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  A Class ..............................     31,339,753       3,199,375         824,105
  B Class ..............................      2,885,729         613,034         110,282
  C Class ..............................          5,029           5,032           5,028
  Institutional Class ..................      7,333,145       1,975,200         810,404
 Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income and net realized gain
  from security transactions:
  A Class ..............................      2,847,228          11,496          26,638
  B Class ..............................         42,926           1,244             647
  C Class ..............................             --              --              --
  Institutional Class ..................        418,400          38,311          46,103
                                           ------------    ------------    ------------
                                             44,872,210       5,843,692       1,823,207
                                           ------------    ------------    ------------
Cost of shares repurchased:
  A Class ..............................    (27,127,040)       (209,669)        (50,545)
  B Class ..............................       (148,317)         (8,549)             --
  C Class ..............................             --              --              --
  Institutional Class ..................     (4,043,275)       (105,899)        (57,032)
                                           ------------    ------------    ------------
                                            (31,318,632)       (324,117)       (107,577)
                                           ------------    ------------    ------------
Increase in net assets derived from
 capital share transactions ............     13,553,578       5,519,575       1,715,630
NET INCREASE IN NET ASSETS .............     15,414,226       5,896,237       1,870,845
NET ASSETS:
Beginning of period ....................     61,972,724          35,000          35,000
                                           ------------    ------------    ------------
End of period ..........................   $ 77,386,950    $  5,931,237    $  1,905,845
                                           ============    ============    ============

Undistributed net investment income ....   $  1,004,623    $     60,410    $     19,338
                                           ============    ============    ============

------------
* Date of initial public offering
                             See accompanying notes

                               1996 annual report

Delaware Group Global & International Funds, Inc.
Notes to Financial Statements
November 30, 1996

Delaware Group Global & International Funds, Inc. (the "Fund") is registered as a Maryland corporation and offers four series, The International Equity Series, The Global Assets Series, The Global Bond Series and The Emerging Markets Series (the "Series"). Each Series offers four classes of shares. The International Equity Series is registered as a diversified open-end investment company and The Global Assets Series, The Global Bond Series and The Emerging Markets Series are registered as non-diversified open-ended investment companies under the Investment Company Act of 1940.

The investment objective of each Series is as follows:

International Equity Series: To achieve long-term growth without undue risk to principal by investing primarily in equities that provide the potential for capital appreciation and income.

Global Assets Series: To achieve long-term total return by investing in securities, including U.S. stocks and bonds foreign stocks and bonds, which, in the Manager's or Sub-Adviser's opinion, will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth.

Global Bond Series: To provide current income consistent with the preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation.

Emerging Markets Series: To seek capital appreciation by investing primarily in equity securities of issuers located or operating in emerging market countries.

1. Significant Accounting Policies
The following accounting policies are in accordance with general accounting principles and are consistently followed by the Fund :

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded and securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sale price before the time when the Fund is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes - Each Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - Each Series may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregated daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses and gains (losses) on investments are allocated to the various classes of each Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currencies - The value of all assets and liabilities denominated in foreign currencies are translated into the U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 pm EST. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchase or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-divided date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Organization and registration costs are amortized over a five-and two-year period, respectively, beginning on the date of commencement of operations. The balance of organization and registration costs at November 30, 1996, were $56, $17,250, $17,255 and $56,646 and amortization expense for the period ended November 30, 1996, were $3,527, $69,569, $69,610 and $14,289 for the
International Equity Series, the Global Assets Series, the Global Bond Series and the Emerging Markets Series, respectively.

Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of each Series' average net assets.

2. Investment Management and Distribution Agreements
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware International Advisers Ltd. (DIAL), the investment manager, an annual fee which is calculated daily at the rate of 0.75% of the net assets for the International Equity Series, the Global Assets Series and the Global Bond Series less fees paid to the independent directors. The fee for the Emerging Markets Series is calculated daily at the rate of 1.25% of the net assets less fees paid to the independent directors. DIAL has entered into a sub-advisory agreement with Delaware Management Company, Inc. (DMC) with respect to the management of the Global Assets Series' investments in U.S. securities. DMC will receive from DIAL 25% of the investment management fees and other expenses for the Global Assets Series. At November 30, 1996, the International Equity Series had a liability for Investment Management fees and other expenses payable to DIAL for $277,797.

DIAL has elected voluntarily to waive that portion, if any, of the annual management fees payable for the International Equity Series, the Global Assets Series, the Global Bond Series, and the Emerging Markets Series to the extent necessary to ensure that the annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses do not exceed 1.55% for each class of the International Equity Series 0.95% for each class of the Global Assets and the Global Bond Series and 1.70% for each class of the Emerging Markets Series through May 31, 1997. Total expenses absorbed by DIAL were $109,455, $192,824, $156,537 and $60,739 for the
International Equity Series, the Global Assets Series, the Global Bond Series and the Emerging Markets Series, respectively.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors L.P.
(DDLP), the Distributor and an affiliate of DMC, an annual fee of 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class and the C Class. No distribution expenses are paid by the Institutional Class. At November 30, 1996, the International Equity Series, the Global Assets Series and the Emerging Markets Series had liabilities for distribution fees and other expenses payable to DDLP for $6,269, $8,654 and $61,299, respectively. For the year ended November 30, 1996, the Fund paid DDLP $48,506, $12,820, $3,415 and $3,753 for commissions earned on sales of A Class shares for the International Equity Series, the Global Assets Series,the Global Bond Series and the Emerging Markets Series, respectively.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC to serve as dividend disbursing and transfer agent for the Fund. For the year ended November 30, 1996, the amounts expensed for these services were $566,256, $54,112, $14,318 and $10,225 for the International Equity Series, the Global Assets Series, the Global Bond Series and the Emerging Markets Series, respectively. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. For the period from August 19, 1996 to November 30, 1996, the Fund has expensed $7,708, $1,386, $747 and $145 for the International Equity Series, the Global Assets Series, the Global Bond Series and the Emerging Market Series, respectively, for these services. Previously Fund personnel provided these services and the related cost were recorded in salaries and other expense categories in the statement of operations. At November 30, 1996, the International Equity Series and the Emerging Markets Series had a liability for these and other expenses payable to DSC for $18,601 and $8,865, respectively.

Certain officers of the Investment Manager are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by each Series.

                               1996 annual report
28

3. Investments
During the year ended November 30, 1996, the Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                        International     Global        Global        Emerging
                                            Equity        Assets         Bond          Markets
                                            Series        Series        Series         Series
                                        -------------------------------------------------------
Purchases. . . . . . . . . .             $41,497,141   $14,270,345    $9,324,192     $7,054,930
Sales. . . . . . . . . . . .             $ 8,519,870   $ 3,635,002    $1,637,260     $  946,111

Investment securities based on cost for federal income tax purposes at November 30, 1996, are as follows:


                                        International     Global        Global        Emerging
                                            Equity        Assets         Bond          Markets
                                            Series        Series        Series         Series
                                        -------------------------------------------------------
Cost of Investments. . . . . . .        $110,647,048    $17,920,074    $10,214,111    $6,402,410
Aggregated unrealized appreciation        26,044,331      2,025,000        455,001       358,474
Aggregate unrealized depreciation. .      (3,918,104)      (140,019)       (21,189)     (432,295)
                                        ------------    -----------    -----------    ----------
Market value of investments. . . . .    $132,773,275    $19,805,054    $10,647,923    $6,328,589
                                        ------------    -----------    -----------    ----------

The realized gain for financial reporting and federal income tax purposes for the year ended November 30, 1996, were $186,166, $74,967, $41,539 and $52,009 for the International Equity Series, the Global Assets Series,the Global Bond Series and the Emerging Market Series, respectively.

4. Capital Stock
Transactions in capital stock shares were as follows:


                                           International              Global Assets              Global Bond           Emerging
                                           Equity Series                 Series                      Series         Markets Series
                                     ----------------------------------------------------------------------------------------------
                                        Year          Year        Year        12/27/94*      Year        12/27/94*     6/10/96*
                                        Ended         Ended      Ended          to           Ended          to           to
                                      11/30/96      11/30/95    11/30/96      11/30/95      11/30/96     11/30/95     11/30/96
                                     ----------------------------------------------------------------------------------------------
Shares sold:
   A Class .......................    2,918,393     2,658,163      691,976      276,141     269,530       77,795        347,106
   B Class .......................      491,774       242,649      331,355       52,254      54,768       10,144         28,337
   C Class .......................      136,101           413       93,322          423       9,529          447         21,568
   Institutional Class ...........    1,980,425       616,386       27,341      190,085     623,108       80,792        376,121

Shares issued upon reinvestment of
 dividends from net investment
 income and net realized gain from
 security transactions:
   A Class .......................      169,454       249,089       23,328        1,006      14,232        2,460           --
   B Class .......................        8,890         3,744        5,419          107       2,094           59           --
   C Class .......................          237          --            725         --           359         --             --
   Institutional Class ...........       41,888        36,453       10,755        3,408      16,587        4,320           --
                                     ----------    ----------   ----------   ----------  ----------   ----------     ----------
                                      5,747,162     3,806,897    1,184,221      523,424     990,207      176,017        773,132
                                     ----------    ----------   ----------   ----------  ----------   ----------     ----------

Shares repurchased:
   A Class .......................   (2,103,224)   (2,308,726)     (85,002)     (18,234)    (60,913)      (4,570)       (94,511)
   B Class .......................      (39,613)      (12,563)     (27,670)        (729)     (5,494)        --             --
   C Class .......................       (5,431)         --         (5,032)        --           (23)        --           (1,503)
   Institutional Class ...........     (649,384)     (336,513)     (56,667)      (9,811)   (136,850)      (5,521)        (4,154)
                                     ----------    ----------   ----------   ----------  ----------   ----------     ----------
                                     (2,797,652)   (2,657,802)    (174,371)     (28,774)   (203,280)     (10,091)      (100,168)
                                     ----------    ----------   ----------   ----------  ----------   ----------     ----------
 Net increase ....................    2,949,510     1,149,095    1,009,850      494,650     786,927      165,926        672,964
                                     ==========    ==========   ==========   ==========  ==========   ==========     ==========
------------------
* Date of initial public offering

                               1996 annual report
                                                                              29

The International Equity Series declared distributions from net realized gains on security transactions in the amount of $0.020 per share for all Classes. In addition, the Series declared dividends from net investment income in the amount of $0.345, $0.280, $0.280 and $0.385 per share for the International Equity Series A Class, International Equity Series B Class, International Equity Series C and International Equity Series Institutional Class, respectively, payable on December 27, 1996, to shareholders of record on December 19, 1996. The ex-dividend date was December 20, 1996.

The Global Assets Series declared distributions from net realized gains on security transactions in the amount of $0.050 per share for all Classes. In addition, the Series declared dividends from net investment income in the amount of $0.250, $0.220, $0.220 and $0.285 per share for the Global Assets Series A Class, Global Assets Series B Class, Global Assets Series C Class and Global Assets Series Institutional Class, respectively, payable on December 27, 1996, to shareholders of record on December 19, 1996. The ex-dividend date was December 20, 1996.

The Global Bond Series declared distribution from net realized gains on security transactions in the amount of $0.040 per share for all Classes. In addition, the Series declared dividends from net investment income in the amount of $0.155, $0.150, $0.150 and $0.190 per share for the Global Bond Series A Class, Global Bond Series B Class, Global Bond Series C Class and Global Bond Series Institutional Class, respectively, payable on December 27, 1996, to shareholders of record on December 19, 1996. The ex-dividend date was December 20, 1996.

The Emerging Markets Series declared distributions from net realized gains on security transactions in the amount of $0.075 per share for all Classes. In addition, the Series declared dividends from net investment income in the amount of $0.010 per share for the Emerging Markets Series A Class and $0.025 per share for the Emerging Markets Series Institutional Class, payable on December 27, 1996 to shareholders of record on December 19, 1996. The ex-dividend date was December 20, 1996.

5. Foreign Currency Forward Contracts
The following currency forward contracts were outstanding at November 30, 1996:

International Equity        Contract to              In Exchange     Settlement    Unrealized
Series                        Deliver                    For           Date        Gain/(Loss)
----------------------------------------------------------------------------------------------
                     65,587,500 Belgian Francs       $2,067,050      12/2/96          $(197)
                        261,808 Swedish Kroner           38,994      12/3/96             63
                     82,422,800 Belgian Francs        2,635,000      2/28/97         36,971
                      8,008,819 Deutsche Marks        5,270,000      2/28/97         35,739
                      8,980,080 Dutch Guilders        5,270,000      2/28/97         36,425
                     27,156,310 French Francs         5,270,000      2/28/97         46,088
                    737,421,000 Japanese Yen          6,590,000      2/28/97         29,758
                                                                                   --------
                                                                                   $184,847
                                                                                   ========


International Equity        Contract to              In Exchange     Settlement     Unrealized
Series                        Purchase                  For           Date          Gain/(Loss)
--------------------------------------------------   ------------   ------------   -----------
                     4,535,425 Japanese Yen           $39,872        12/2/96           $(28)
                                                                                       ====

                             Contract to             In Exchange     Settlement     Unrealized
Global Assets Series          Purchase                  For           Date          Gain/(Loss)
--------------------------------------------------   ------------   ------------   -----------

                     362,862 Belgian Francs           $11,450        12/02/96           $13
                       5,224 Canadian Dollars           3,873        12/02/96             4
                         905 Deutsche Mark                590        12/02/96             2
                      13,797 Swedish Kroner             2,058        12/02/96             6
                                                                                   --------
                                                                                        $25
                                                                                   ========
                             Contract to              In Exchange     Settlement    Unrealized
Global Assets Series           Deliver                   For            Date        Gain/(Loss)
--------------------------------------------------   ------------   ------------   -----------

                     1,960,000 Austrian Schillings    $186,489        2/28/97        $4,585
                     1,735,000 Deutsche Marks        1,161,312        2/28/97        27,382
                       230,000 Dutch Guilders          137,395        2/28/97         3,351
                                                                                  ---------
                                                                                    $35,318
                                                                                  =========

6. Concentration of Risk
The Fund may invest in high-yield fixed-income securities which carry ratings of BB or lower by Standard & Poor's and/or Baa of lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

With the exception of the Emerging Markets Series, each series may invest up to 10% of its total net assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Emerging Markets Series may invest up to 15% in such securities. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets.

7. Lines of Credit
The International Equity Series has a committed line of credit for $1 million. No amount was outstanding at November 30, 1996 or at any time during the last fiscal year.

                               1996 annual report
30

8. Financial Highlights
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                           International Equity Series A Class
                                               ----------------------------------------------------------
                                                                  Year Ended
                                              11/30/96     11/30/95     11/30/94    11/30/93     11/30/92

Net asset value, beginning of period. .        $12.190      $11.920      $11.250      $9.590       $9.650

Income from investment operations:
    Net investment income(2). . . . . .          0.490        0.297        0.140       0.499        0.162
    Net realized and unrealized gain
     (loss) from security transactions           2.385        0.628        0.895       1.636       (0.172)
                                             ---------     --------      -------    --------     --------
Total from investment operations. . . .          2.875        0.925        1.035       2.135       (0.010)

Less distributions:
    Dividends from net investment income        (0.280)      (0.185)      (0.225)     (0.475)      (0.050)
    Distribution from net realized gain
     on security transactions. . . . . .        (0.145)      (0.470)      (0.140)       none         none
                                             ---------     --------      -------    --------     --------
Total distributions. . . . . . . . . .          (0.425)      (0.655)      (0.365)     (0.475)      (0.050)
Net asset value, end of period. . . .          $14.640      $12.190      $11.920     $11.250       $9.590
                                             =========     ========      =======    ========     ========
Total return(1). . . . . . . . . . . .           24.22%        8.17%        9.23%      23.08%       (0.15%)

Ratios/supplemental data:
    Net assets, end of period (000 omitted)    $89,177      $62,251      $53,736     $31,673       $4,604
    Ratio of expenses to average net assets       1.85%        2.07%        1.56%       1.25%        1.25%
    Ratio of expenses to average net assets
     prior to expense limitation. . . . . .      1.95%        2.07%        1.82%       2.16%        5.67%
    Ratio of net investment income
     to average net assets. . . . . . . . .      3.70%        2.57%        1.22%       3.91%        2.44%
    Ratio of net investment income to average
     net assets prior to expense limitation      3.60%        2.57%        0.96%       3.00%       (2.00%)
    Portfolio Turnover. . . . . . . . . . .         9%          21%          27%         24%          12%
    Average commission rate. . . . . . . . .  $0.0243           NA           NA          NA           NA

------------------
1 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.
2 The year ended November 30, 1996 per share information was based on the average shares outstanding method.

                               1996 annual report


                                   International               International                       International
                                   Equity Series               Equity Series                       Equity Series
                                      B Class                     C Class                       Institutional Class
                          --------------------------------------------------------------------------------------------------------
                            Year       Year     9/6/94(1)     Year    11/29/95(2)                   Year                 11/9/92(1)
                            Ended     Ended        to        Ended       to                         Ended                    to
                          11/30/96   11/30/95   11/30/94    11/30/96   11/30/95    11/30/96   11/30/95  11/30/94 11/30/93 11/30/92
Net assets value,
  beginning of period...   $12.130   $11.900    $12.860     $12.190    $12.240     $12.240    $11.970    $11.290   $9.590   $9.520

Income from investment
  operations:
 Net investment income(3)    0.398     0.278      0.036       0.400       none       0.530      0.323      0.166    0.594    0.021
 Net realized and
  unrealized gain
  (loss) from security
  transactions .........     2.377     0.567     (0.966)      2.375     (0.050)      2.405      0.637      0.899    1.581    0.049
                           -------   -------    -------     -------    -------     -------     ------    -------   ------   ------
Total from investment
  operations                 2.775     0.845     (0.930)      2.775     (0.050)      2.935      0.960      1.065    2.175    0.070

Less distributions:
  Dividends from net
   investment income        (0.200)   (0.145)    (0.030)     (0.280)      none      (0.320)    (0.220)    (0.245)  (0.475)    none
  Distributions from net
   realized gain on
   security transactions    (0.145)   (0.470)      none      (0.145)      none      (0.145)    (0.470)    (0.140)    none     none
                           -------   -------    -------     -------    -------     -------     ------    -------   ------   ------
Total distributions. .      (0.345)   (0.615)    (0.030)     (0.425)      none      (0.465)    (0.690)    (0.385)  (0.475)    none
Net asset value, end of
  period ...............   $14.560   $12.130    $11.900     $14.540    $12.190     $14.710    $12.240    $11.970  $11.290   $9.590
                           =======   =======    =======     =======    =======     =======    =======    =======  =======   ======
Total return(4).. . . .      23.38%     7.46%     (7.24%)     23.39%         5       24.68%      8.46%      9.47%   23.52%   (0.15%)
Ratios/supplemental data:
   Net assets, end of
     period (000 omitted)  $10,878    $3,471       $624      $1,909         $5     $34,194    $11,660     $7,613   $3,959   $1,120
   Ratio of expenses to
     average net assets ..    2.55%     2.77%      2.26%       2.55%         5        1.55%      1.77%      1.26%    0.95%    0.95%
   Ratio of expenses to
     average net assets prior
     to expense limitation..  2.65%     2.77%      2.52%       2.65%         5        1.65%      1.77%      1.52%    1.86%      --
   Ratio of net investment
     income to average net
     assets ..............    3.00%     1.87%      0.52%       3.00%         5        4.00%      2.87%      1.52%    4.21%    2.74%
   Ratio of net investment
     income to average net
     assets prior to expense
     limitation............    2.90%     1.87%      0.26%       2.90%         5        3.90%      2.87%      1.26%    3.30%      --
   Portfolio turnover             9%       21%        27%          9%         5           9%        21%        27%      24%     12%
   Average commission rate  $0.0243        NA         NA     $0.0243         NA     $0.0243         NA         NA       NA      NA

------------------
1 Date of initial public offering; ratios have been annualized and total return has not been annualized.
2  Date of initial public offering.
3 The year ended November 30, 1996 per share information was based on the average shares outstanding method.
4 Does not include contingent deferred sales charge which varies from 1% - 4% depending upon the holding period for International Equity Series B Class and 1% for International Equity Series C Class.
5 The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                               1996 annual report
32


                       Global Assets Series        Global Assets Series      Global Assets Series         Global Assets Series
                            A Class                      B Class                  C Class                  Institutional Class
                       ----------------------------------------------------------------------------------------------------------
                            Year      12/27/94(1)    Year     12/27/94(1)    Year      11/29/95(2)         Year       12/27/94(1)
                          Ended           to        Ended         to        Ended          to             Ended            to
                         11/30/96      11/30/95    11/30/96    11/30/95    11/30/96     11/30/95         11/30/96       11/30/95
Net assets value,
 beginning of period .... $11.900      $10.000     $11.880     $10.000    $11.890       $11.940         $11.930          $10.000
Income from investment
 operations:
 Net investment
  income ................   0.493        0.301       0.379       0.212      0.446          none           0.567            0.473
 Net realized and
  unrealized gain
  (loss) from security
  transactions ..........   1.572        1.839       1.606       1.848      1.534        (0.050)          1.533            1.697
                         --------     --------     -------     -------    --------     --------           -----           -----
 Total from investment
  operations ............   2.065        2.140       1.985       2.060      1.980        (0.050)          2.100            2.170
                         --------     --------     -------     -------    --------     --------           -----           -----
Less distributions:
 Dividends from net
  investment income on
  security transactions..  (0.385)      (0.240)     (0.295)     (0.180)    (0.350)         none          (0.420)          (0.240)
 Distribution from
  net realized gain on
  security transactions .  (0.270)        none      (0.270)       none     (0.270)         none          (0.270)            none
                         --------     --------     -------     -------    --------     --------           -----           -----
Total distributions .....  (0.655)      (0.240)     (0.565)     (0.180)    (0.620)         none          (0.690)          (0.240)
                         --------     --------     -------     -------    --------     --------           -----           -----
Net asset value, end of
 period ................. $13.310      $11.900     $13.300     $11.880    $13.250       $11.890         $13.340          $11.930
                         --------     --------     -------     -------    --------     --------           -----           -----

Total return(3)..........   18.17%       21.48%      17.32%      20.73%     17.33%            4           18.38%           21.88%

Ratios/supplemental data:
 Net assets, end of
  period (000 omitted)... $11,878       $3,122      $4,796       $613      $1,185            $5          $2,203           $2,191
 Ratio of expenses
  to average net assets..    1.25%       1.25%        1.95%       1.95%      1.95%            4            0.95%            0.95%
 Ratio of expenses
  to average net
  assets prior to
  expense limitation ....    2.72%        7.55%       3.42%       8.25%      3.42%            4            2.42%            7.25%
 Ratio of net
  investment income to
  average net assets ....    4.13%        4.75%       3.43%       4.05%      3.43%            4            4.43%            5.05%
 Ratio of net
  investment income to
  average net assets
  prior to expense
  limitation ............    2.66%       (1.55%)      1.96%      (2.25%)     1.96%            4            2.96%           (1.25%)
 Portfolio turnover .....      34%          57%         34%         57%        34%            4              34%              57%
 Average commission rate  $0.0271           NA     $0.0271          NA    $0.0271            NA         $0.0271               NA

------------------
1 Date of initial public offering; ratios have been annualized and total return has not been annualized.
2  Date of initial public offering.
3 Does not include maximum sales charge of 4.75% for A Class nor the limited contingent deferred sales charge which varies from 1% - 4% for B Class and 1% for C Class depending upon the holding period.
4 The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                               1996 annual report


                       Global Bond Series          Global Bond Series        Global Bond Series            Global Bond Series
                            A Class                      B Class                  C Class                  Institutional Class
                       ----------------------------------------------------------------------------------------------------------
                            Year      12/27/94(1)    Year     12/27/94(1)    Year      11/29/95(2)         Year       12/27/94(1)
                          Ended           to        Ended         to        Ended          to             Ended            to
                         11/30/96      11/30/95    11/30/96    11/30/95    11/30/96     11/30/95         11/30/96       11/30/95
Net assets value,
 beginning of period .... $11.230      $10.000     $11.230     $10.000    $11.240       $11.330         $11.270          $10.000
Income from investment
operations:
 Net investment
  income(5)..............   0.755        0.659       0.679       0.565      0.680          none           0.788            0.782
 Net realized and
  unrealized gain
 (loss) from security
  transactions ..........   0.730        1.171       0.735       1.205      0.719        (0.036)          0.732            1.088
                         --------     --------     -------     -------    --------     --------           -----           -----
 Total from investment
  operations ............   1.485        1.830       1.414       1.770      1.399        (0.036)          1.520            1.870

Less distributions:
 Dividends from net
  investment income on
  security transactions..  (0.875)      (0.600)     (0.794)     (0.540)    (0.839)       (0.054)         (0.910)          (0.600)
 Distribution from
  net realized gain on
  security transactions .  (0.360)        none      (0.360)       none     (0.360)         none          (0.360)            none
                         --------     --------     -------     -------    --------     --------           -----           -----
Total distributions .....  (1.235)      (0.600)     (1.154)     (0.540)    (1.199)       (0.054)         (1.270)          (0.600)
Net asset value, end of
 period ................. $11.480      $11.230     $11.490     $11.230    $11.440       $11.240         $11.520          $11.270
                         ========     ========     =======     =======    ========     ========           =====           =====

Total return(3)..........   14.35%       18.79%      13.51%      18.23%     13.51%            4           14.68%           19.21%

Ratios/supplemental data:
 Net assets, end of
  period (000 omitted)...  $3,467        $889         $707        $115       $118            $5          $6,707             $897
 Ratio of expenses
  to average net assets..    1.25%       1.25%        1.95%       1.95%      1.95%            4            0.95%            0.95%
 Ratio of expenses
  to average net
  assets prior to
  expense limitation ....    5.00%       12.34%       5.70%      13.04%      5.70%            4            4.70%           12.04%
 Ratio of net
  investment income to
  average net assets ....    6.82%        7.70%       6.12%       7.00%      6.12%            4            7.12%            8.00%
 Ratio of net
  investment income to
  average net assets
  prior to expense
  limitation ............    3.07%       (3.39%)      2.37%      (4.09%)     2.37%            4            3.37%           (3.09%)
 Portfolio turnover .....      42%          98%         42%         98%        42%            4              42%              98%
 Average commission rate       NA           NA          NA          NA         NA            NA              NA               NA

------------------
1 Date of initial public offering; ratios have been annualized and total return has not been annualized.
2  Date of initial public offering.
3 Does not include maximum sales charge of 4.75% for A Class nor the limited contingent deferred sales charge which varies from 1% - 4% for B Class and 1% for C Class depending upon the holding period.
4 The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.
5 The year ended November 30, 1996 per share information was based on the average shares outstanding method.

                               1996 annual report
34


                                             Emerging Markets  Emerging Markets  Emerging Markets   Emerging Markets
                                                   Series            Series            Series            Series
                                                  A Class           B Class           C Class      Institutional Class
                                             ----------------------------------------------------------------------------
                                                  6/10/961           6/10/961          6/10/961        6/10/96(1)
                                                     to                to                to               to
                                                  11/30/96          11/30/96          11/30/96         11/30/96

Net assets value, beginning of period. . . .      $10.000            $10.000           $10.000          $10.000
Income from investment operations:
 Net investment income (loss)(3) . . . . . .        0.018             (0.051)           (0.051)           0.047
 Net realized and unrealized (loss)
    from security transactions . . . . . .         (0.048)            (0.009)           (0.009)          (0.057)
                                                -----------       --------------    -----------      ------------
Total from investment operations. . . . . . .      (0.030)            (0.060)           (0.060)          (0.010)

Less distributions:
 Dividends from net investment income on
    security transactions . . . . . . . . .          none               none              none             none
 Distribution from net realized gain on
    security transactions . . . . . . . . ..         none               none              none             none
                                                -----------       --------------    -----------      ------------
Total distributions. . . . . . . . . . . .           none               none              none             none
Net asset value, end of period. . . . . . . .      $9.970             $9.940            $9.940           $9.990
                                                ===========       ==============    ===========      ============

Total return(2). . . . . . . . . . . . . .         (0.30%)            (0.60%)           (0.60%)           (0.10%)

Ratios/supplemental data:
    Net assets, end of period (000 omitted).       $2,518               $282              $199           $3,717
    Ratio of expenses to average net assets.         2.00%              2.70%             2.70%            1.70%
    Ratio of expenses to average net assets
     prior to expense limitation . . . . . . .       4.10%              4.80%             4.80%            3.80%
    Ratio of net investment income to average
     net assets . . . . . . . . . . . . . . .        0.17%             (0.53%)           (0.53%)           0.47%
    Ratio of net investment income to average
     net assets prior to expense limitation . .     (1.93%)            (2.63%)           (2.63%)          (1.63%)
    Portfolio turnover. . . . . . . . . . . .          36%                36%               36%              36%
    Average commission rate. . . . . . . . .      $0.0073            $0.0073           $0.0073          $0.0073

------------------
1 Date of initial public offering; ratios have been annualized and total return has not been annualized.
2 Does not include maximum sales charge of 4.75% for A Class nor the limited contingent deferred sales charge which varies from 1% - 4% for B Class and 1% for C Class depending upon the holding period.
3 The year ended November 30, 1996 per share information was based on the average shares outstanding method.

                               1996 annual report

Delaware Group Global & Internationl Funds, Inc.
Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Global & International Funds, Inc.

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Group Global & International Funds, Inc. (comprising, respectively, the International Equity Series, Global Assets Series, Global Bond Series, and Emerging Markets Series) (the "Fund") as of November 30, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Global & International Funds, Inc. at November 30, 1996, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                Ernst & Young LLP

Philadelphia, Pennsylvania
January 13, 1997




                                        1996 annual report
36

 DELAWARE GROUP OF FUNDS

 FOR GROWTH OF CAPITAL
 Trend Fund
 Enterprise Fund
 DelCap Fund
 Value Fund
 U.S. Growth Fund

 FOR TOTAL RETURN
 Devon Fund
 Decatur Total Return Fund
 Decatur Income Fund
 Delaware Fund

 FOR INTERNATIONAL DIVERSIFICATION
 Emerging Markets Fund
 New Pacific Fund
 World Growth Fund
 International Equity Fund
 Global Assets Fund
 Global Bond Fund

 FOR CURRENT INCOME
 Delchester Fund
 Strategic Income Fund
 Corporate Income Fund
 Federal Bond Fund
 U.S. Government Fund
 Limited-Term Government Fund

 FOR TAX-FREE CURRENT INCOME
 Tax-Free Pennsylvania Fund
 Tax-Free USA Fund
 Tax-Free Insured Fund
 Tax-Free USA Intermediate Fund

 MONEY MARKET FUNDS
 Delaware Cash Reserve
 U.S. Government Money Fund
 Tax-Free Money Fund

 CLOSED-END INCOME*
 Dividend and Income Fund
 Global Dividend and Income Fund

 * Listed on the New York Stock Exchange

 funds

 (PHOTO OF COMPUTER KEYBOARD)

 This annual report is for the information of Global & International Funds shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Global & International Funds, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 Board of Directors

 WAYNE A. STORK
 Chairman, President and Chief Executive Officer
 Delaware Group of Funds
 Philadelphia, PA

 WALTER P. BABICH
 Board Chairman, Citadel Constructors, Inc.
 King of Prussia, PA

 ANTHONY D. KNERR
 Consultant, Anthony Knerr & Associates
 New York, NY

 ANN R. LEVEN
 Treasurer, National Gallery of Art
 Washington, DC

 W. THACHER LONGSTRETH
 City Councilman
 Philadelphia, PA

 CHARLES E. PECK
 Secretary/Treasurer, Enterprise Homes, Inc.
 Fredericksburg, VA

 Affiliated Officers

 GEORGE M. CHAMBERLAIN, JR.
 Senior Vice President and Secretary,
 Delaware Group of Funds
 Philadelphia, PA

 DAVID K. DOWNES
 Senior Vice President, Chief Financial Officer and
 Chief Administrative
 Officer
 Delaware Group of Funds
 Philadelphia, PA

 BRUCE D. BARTON
 President and CEO,
 Delaware Distributors, L.P.
 Philadelphia, PA

 (PHOTO OF GLOBES)

 directors & officers
 ---------------------------------------------------------------------------

 INVESTMENT MANAGER
 Delaware Management Company, Inc.
 Philadelphia, Pennsylvania

 INTERNATIONAL AFFILIATE
 Delaware International Advisers Ltd.
 London, England

 NATIONAL DISTRIBUTOR
 Delaware Distributors, L.P.
 Philadelphia, Pennsylvania

 SHAREHOLDER SERVICING,
 DIVIDEND DISBURSING
 AND TRANSFER AGENT
 Delaware Service Company, Inc.
 Philadelphia, Pennsylvania

 1818 Market Street
 Philadelphia, PA 19103-3682

 This report must be preceded or accompanied by a current Global & International Funds prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

 (photo of globes)

 FOR SHAREHOLDERS
 1.800.523.1918

 FOR SECURITIES DEALERS
 1.800.362.7500

 FOR FINANCIAL INSTITUTIONS REPRESENTATIVES ONLY
 1.800.659.2265

 BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

 Copy Rights Delaware Distributors, L.P.


 DELAWARE
 GROUP
 ---------------------
 Philadelphia o London


 Printed in the USA
 on recycled paper

 AR-034[11/96]TKO1/97
 AA-63